UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-04471_

Value Line Core Bond Fund

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/17 is included with this Form.

Semi-Annual Report
June 30, 2017

Value Line Core Bond Fund
(VAGIX)
The Value Line Tax Exempt Fund, Inc.
(VLHYX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds
(obtainable from the Distributor).
#00196558

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2017.
During the semi-annual period, the taxable and tax-exempt fixed income markets generated positive absolute returns. The semi-annual period was also highlighted by The Value Line Tax Exempt Fund, Inc. outpacing the category average return of its peers for the one-year period ended June 30, 2017 (muni national long category), as measured by Morningstar.1 Morningstar also gave The Value Line Tax Exempt Fund, Inc. an overall Risk Rating of Low.i
On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2017, especially given the newsworthy events of the semi-annual period. With meaningful and surprising shifts during the first half of 2017 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of slow economic growth and low inflation both in the U.S. and globally.
For the first quarter of 2017, U.S. Gross Domestic Product (GDP) averaged 1.4%, which was weaker than the 2.1% growth rate registered in the fourth quarter of 2016. This weaker number was due primarily to a drop in federal, state and local government spending along with a deceleration in imports. Second quarter GDP is expected to be better, around 2% or somewhat higher. During the semi-annual period, the labor market was a source of strength. U.S. unemployment declined from 4.7% to 4.4%, considered near full employment. Nonfarm payroll gains averaged 180,000 for the semi-annual period, strong but slightly less than the 186,000 per month on average in 2016. However, average hourly earnings declined from a 2.9% to a 2.5% growth rate, below the peak of previous economic expansions. Manufacturing was an additional source of strength to the U.S. economy, improving throughout the first half of 2017. Inflation, as measured by the Consumer Price Index (CPI) was lower than expected, as energy and consumer prices fell and wage growth remained muted. More specifically, headline CPI rose 1.6% year over year before seasonal adjustment as of June 2017, a figure that has been declining rather steadily since February 2017, when it was 2.7%. Core inflation, which excludes food and energy, was up 1.7% in June 2017 from a year earlier. While the food segment of the CPI increased 0.9% during the 12 months ended June 30, 2017, the energy segment of the CPI rose 2.3% over the same 12-month span. However, notably, the energy segment of the CPI decreased in four of the six months of the semi-annual period, most recently declining 2.7% in May 2017 and 1.6% in June 2017.
Based in large part on the U.S. Federal Reserve’s (the Fed) view that the low unemployment rate would trigger wage inflation, the Fed embarked on a path of tightening monetary policy, raising the targeted federal funds rate twice during the semi-annual period — in March and June 2017 — by 25 basis points each, bringing it to a range of 1.00% to 1.25% by the end of the semi-annual period. (A basis point is 1/100th of a percentage point.) At the end of June 2017, the Fed was widely expected to raise interest rates once more this calendar year. This caused short-term interest rates to rise, with the yield on the two-year U.S. Treasury note increasing from 1.19% to 1.38% during the first half of 2017. Seemingly moving in a similar direction, the European Central Bank (ECB) signaled its intention during the semi-annual period to pull back from its accommodative stance, putting pressure on European short-term interest rates. Since many European investors buy U.S. bonds, this put further upward pressure on U.S. short-term interest rates. On the other hand, yields on longer-term U.S. Treasuries were not adversely affected by Fed or ECB policy. The yield on the 10-year U.S. Treasury note declined from 2.44% to 2.27% during the semi-annual period, with longer-term investors purchasing bonds spurred by lower than expected inflation.
Rising interest rates in the U.S. did not benefit the U.S. dollar relative to other major currencies. On June 30, 2017, the U.S. Dollar Index (“DXY”)2 declined to its lowest level since October 2016. Following the U.S. presidential elections, the DXY had risen to its highest level in 14 years, but it declined since, mainly reflecting the potential impact of the new Administration’s protectionist trade policies.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index3, posted a return of 2.27% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, while longer-term rates declined due to lower than expected inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) Interest rates on maturities of three years or less rose during the semi-annual period, while interest rates on maturities of beyond three years declined.
More specifically, the yield on the three-month U.S. Treasury bill rose approximately 52 basis points, and the yield on the two-year U.S. Treasury note increased approximately 19 basis points. The yield on the bellwether 10-year U.S. Treasury note decreased approximately 17 basis points, and the yield on the 30-year U.S. Treasury bond declined approximately 24 basis points during the semi-annual period.

President’s Letter (unaudited) (continued)

Corporate bonds, both investment grade and high yield, benefited during the semi-annual period from investors’ preference for risk assets. Consequently, higher rated bonds tended to lag lower rated bonds, and high yield corporate bonds posted the strongest fixed income returns for the six months ended June 30, 2017. Corporate bond supply was not robust enough to meet strong demand, leading to the tightening of most corporate bond subsectors. However, energy-related bond spreads, or yield differentials to U.S. Treasuries, were choppier, as energy prices were more volatile during the semi-annual period. Still, market volatility overall was relatively low in the bond market, with bonds trading in a relatively tight range. U.S. Treasuries were weak performers against this backdrop of spread tightening for risk assets.
The tax-exempt fixed income market, as measured by the Bloomberg Barclays Municipal Bond Index4, outpaced the broad taxable fixed income market during the semi-annual period with a return of 3.57%. As in the taxable fixed income market, the municipal bond yield curve flattened, as shorter-term interest rates rose tied to more hawkish central banks globally and longer-term interest rates fell due to lower than expected inflation. Also similar to the taxable fixed income market, investors in the tax-exempt fixed income market favored risk assets given the still relatively low level of interest rates across the yield curve, or spectrum of maturities. Consequently, within the municipal bond market, too, higher rated bonds tended to lag lower rated bonds. Amongst the municipal bond sectors, then, hospital bonds turned in some of the strongest returns, despite the heightened volatility due to uncertainty about Medicaid and other health care funding. Housing bonds, which like hospital bonds, tend to have a fair amount of mid-grade issuers, also performed well during the semi-annual period. Still, revenue bonds outperformed general obligation bonds during the semi-annual period, as many investors preferred the cushion of a dedicated revenue stream for the payment of interest and principal. Another key factor supporting the asset class was supply. Municipal bond issuance was down significantly from the first half of 2016, and thus bond supply was not nearly robust enough to meet strong demand. The tax-exempt fixed income market was further boosted during the semi-annual period as it became less likely that the new Administration would be successful in passing new income tax legislation in 2017. Municipal bonds benefited from maintaining the status quo. Additionally, as greater numbers re-entered the work force, states and municipalities saw greater inflows from payments of higher income and other taxes.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics. If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

i
For Value Line Tax-Exempt Fund, Inc.: Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2017.

The U.S. Dollar Index (DXY) is a measure of the value of the U.S. dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

4
The Bloomberg Barclays Municipal Bond Index is a total-return performance benchmark for the long-term investment grade tax-exempt bond market. The returns for the index do not reflect charges, expense or taxes. It is not possible to directly invest in this index.

VALUE LINE CORE BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities. The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.
Manager Discussion of Fund Performance
Below, Value Line Core Bond Fund’s portfolio managers Liane Rosenberg and Jeffrey D. Geffen discuss the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 2.27% during the six months ended June 30, 2017. This compares to the 2.27% return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund closely tracked its benchmark, as the positive contribution made by allocations to investment grade and high yield corporate bonds was virtually offset by the detracting effect of yield curve positioning during the semi-annual period.
Which fixed income market sectors most significantly affected Fund performance?
On the positive side, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries and mortgage-backed securities, added value. Corporate bonds outperformed lower risk securities given the “risk on” environment that dominated during the semi-annual period. Within the corporate bond sector, having exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted strong total returns that significantly outpaced the Bloomberg Barclays Index during the semi-annual period. Among investment grade corporate bonds, issue selection within the energy industry, proved beneficial. Despite the volatility in energy prices, several of the Fund’s energy holdings, including bonds issued by Enterprise Products, which owns and operates pipelines, and Tesoro, a petroleum refiner and marketer, posted semi-annual returns exceeding 8%. Increasing the Fund’s exposure to sovereign credits, which performed well, also contributed positively to relative results.
Conversely, while having exposure to the high yield corporate bond sector and having an underweight to U.S. Treasuries overall proved prudent, positioning within each of these sectors detracted. More specifically, within the high yield corporate bond sector, the Fund had an emphasis on higher quality BB-rated issues. However, during the semi-annual period, lower quality CCC-rated issues significantly outperformed BB-rated debt. Within the U.S. Treasury sector, the Fund had a modest underweight to long-dated securities, which were the best performers along the maturity spectrum during the semi-annual period, and thus such positioning hurt. From an issue selection perspective, two retail holdings within the investment grade corporate bond sector — Nordstrom and Kroger — detracted, each posting disappointing returns. Both suffered during the semi-annual period, as Amazon encroached on their respective turfs, and investors reacted negatively to the heightened competition in these industries.
What was the Fund’s duration strategy?
Duration positioning in the Fund had a rather neutral effect on its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the Fund’s duration approximately 0.25 years shorter than that of the Bloomberg Barclays Index in anticipation of higher interest rates. While interest rates did rise, the Fund’s modest deviation in duration from that of the Bloomberg Barclays Index resulted in a rather neutral impact. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning detracted from the Fund’s performance during the semi-annual period. The Fund was modestly underweight the long-term end of the yield curve, or spectrum of maturities, during the semi-annual period. This dampened relative results, as this segment of the yield curve, i.e. securities with maturities of 10 years or more, was the strongest during the semi-annual period.

VALUE LINE CORE BOND FUND

How did the Fund use derivatives and similar instruments during the reporting period?
During the reporting period, we used a basket of 10-year government bond futures from the U.S., U.K., Germany and Japan in an effort to provide greater flexibility and liquidity in taking positions on market direction rather than owning the underlying instruments, i.e., the 10-year government bonds, themselves. The strategy is to trade the positions based upon our outlook for the direction of prices for the underlying instruments. All or only some of the four countries’ futures contracts may be held at any time. The purpose of utilizing these futures contracts is to enhance the Fund’s total return through liquid, low cost instruments. For the semi-annual period as a whole, the implementation of the futures trading program was neutral to the Fund’s performance.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
We increased the Fund’s exposure to investment grade and high yield corporate bonds and reduced its allocation to U.S. Treasuries during the semi-annual period, as we believed that spread product, or non-U.S. Treasury sectors, would continue to perform well amidst still-low levels of interest rates. Also, we believed we would see heightened U.S. inflation due to job growth and accordingly reduced the Fund’s exposure to the long-term end of the U.S. Treasury yield curve. The increased exposure to risk assets proved beneficial; the reduction to the long-term end of the yield curve did not. Also, while turnover within the Fund’s portfolio was modest during the semi-annual period, we did add several new sovereign debt issues based on improving fundamentals. These included credits issued by the governments of Peru, Panama and Indonesia. Each of these holdings were positive performers for the Fund during the semi-annual period.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
At the end of June 2017, the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-U.S. Treasury, sectors. The Fund was overweight the investment grade corporate bond sector and maintained exposure to the high yield corporate bond sector. The Fund was also overweight taxable municipal bonds. The Fund remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries and agency securities given our focus on enhancing investment income and rather neutrally weighted to the Bloomberg Barclays Index in securitized products, including asset-backed securities and mortgage-backed securities.
What is your tactical view and strategy for the months ahead?
At the end of June 2017, we believed central bank influence, including that of the Fed, would continue to be significant, with most central banks around the globe moving to a less accommodative monetary policy stance. As such, we expect interest rates to have an upward bias in the months ahead. Given the Fed’s and other central bankers’ increasingly hawkish stance and our view that U.S. Treasuries will likely continue to lag spread sectors as a result, we intend to maintain the Fund’s focus on corporate bonds for the second half of the calendar year.
Clearly, any change in Fed policy or that of other central bankers could have a profound effect, since their policies are what has been driving the fixed income market. Further, if there is a material change in the economic growth or inflation scenario, we would, of course, reevaluate our strategy for the Fund.
As we continue to seek to maximize current income, we maintain a long-term investment perspective.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
U.S. Treasury Notes, 1.50%, 1/31/22	665,000	$654,921	1.0%
GNMA, Series 2013-12, Class B, 2.15%, 11/16/52	600,000	569,974	0.9%
FNMA Pool #MA1107, 3.50%, 7/1/32	495,578	517,595	0.8%
FNMA, 1.88%, 9/24/26	540,000	511,998	0.8%
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	500,000	506,195	0.8%
FNMA Pool #AS5906, 3.50%, 10/1/45	491,910	505,535	0.8%
U.S. Treasury Bonds, 3.38%, 5/15/44	430,000	475,033	0.7%
U.S. Treasury Bonds, 4.38%, 2/15/38	370,000	471,418	0.7%
U.S. Treasury Bonds, 3.63%, 8/15/43	400,000	460,156	0.7%
FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	433,152	459,058	0.7%
Total			7.9%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Core Bond Fund
Portfolio Highlights at June 30, 2017 (unaudited) (continued)

Coupon Distribution
Percentage of Fund’s Investments
Less than 4%	58.0%
4 – 4.99%	25.8%
5 – 5.99%	11.5%
6 – 6.99%	2.8%
7 – 7.99%	1.9%

Value Line Core Bond Fund
Schedule of Investments (unaudited)	June 30, 2017

Principal Amount		Value
ASSET-BACKED SECURITIES (4.1%)
$81,000	Ally Master Owner Trust, Series 2012-5, Class A, 1.54%, 9/15/19	$81,016
250,000	Ally Master Owner Trust, Series 2015-2, Class A2, 1.83%, 1/15/21	250,042
200,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	200,282
190,000	Chrysler Capital Auto Receivables Trust, Series 2015-AA, Class A4, 1.55%, 2/18/20(1)	189,983
100,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A3, 1.77%, 10/15/20(1)	100,110
200,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12%, 7/15/26(1)	200,790
100,000	Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44%, 1/15/27(1)	101,077
150,000	Ford Credit Auto Owner Trust, Series 2016-C, Class A4, 1.40%, 2/15/22	148,243
150,000	GM Financial Automobile Leasing Trust, Series 2016-1, Class B, 2.59%, 3/20/20	151,013
188,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A4, 1.76%, 3/20/20	187,799
200,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(1)	201,204
170,000	Hyundai Auto Lease Securitization Trust, Series 2016-B, Class A4, 1.68%, 4/15/20(1)	169,875
300,000	Synchrony Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	302,240
Principal Amount		Value
ASSET-BACKED SECURITIES (4.1%) (continued)
$110,000	Synchrony Credit Card Master Note Trust, Series 2012-7, Class A, 1.76%, 9/15/22	$109,698
200,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.14%, 1/17/23	204,383
50,000	World Financial Network Credit Card Master Trust, Series 2013-A, Class A, 1.61%, 12/15/21	50,002
TOTAL ASSET-BACKED SECURITIES (Cost $2,658,111) (4.1%)		2,647,757
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.2%)
44,616	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.69%, 6/11/50(2)	44,786
150,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	158,402
150,000	COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50(2)	159,182
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(2)	155,256
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(1)(2)	258,107
65,818	FREMF Mortgage Trust, Series 2013-KF02, Class B, 4.00%, 12/25/45(1)(2)	66,899
200,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.27%, 4/25/46(1)(2)	203,731
150,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(1)(2)	155,983
200,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(1)(2)	204,714
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.2%) (continued)
$280,159	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	$269,666
600,000	GNMA, Series 2013-12, Class B, 2.15%, 11/16/52(2)	569,974
300,241	GNMA, Series 2012-125, Class AB, 2.11%, 2/16/53(2)	291,775
250,385	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	260,322
130,000	GS Mortgage Securities Trust, Series 2015-GC32, Class A2, 3.06%, 7/10/48	133,058
150,000	Morgan Stanley Capital I Trust, Series 2012-C4, Class A4, 3.24%, 3/15/45	154,517
122,017	Sequoia Mortgage Trust, Series 2004-8, Class A1, 1.91%, 9/20/34(2)	116,491
83,507	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A2, 3.44%, 6/25/34(2)	82,929
152,551	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.11%, 4/25/45(2)	152,945
13,863	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2, 2.11%, 5/10/63	13,856
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	101,480
250,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.40%, 6/15/48	260,444
180,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4, 3.10%, 6/15/49	179,333

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (7.2%) (continued)
$100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	$104,101
250,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22, Class ASB, 3.57%, 9/15/58	261,972
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	209,859
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,672,615) (7.2%)		4,569,782
CORPORATE BONDS & NOTES (48.2%)
BASIC MATERIALS (1.6%)
	CHEMICALS (1.1%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	242,362
175,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	185,409
125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(1)	124,375
150,000	Sherwin-Williams Co. (The), Senior Unsecured Notes, 4.50%, 6/1/47	157,174
		709,320
	IRON/STEEL (0.3%)
175,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22	178,115
	MINING (0.2%)
150,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)	153,913
		1,041,348
COMMUNICATIONS (5.1%)
	INTERNET (1.4%)
125,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	128,963
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	INTERNET (1.4%) (continued)
$225,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	$259,020
150,000	Expedia, Inc., Guaranteed Notes, 4.50%, 8/15/24	157,852
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	163,687
200,000	Tencent Holdings, Ltd., Senior Unsecured Notes, 3.38%, 5/2/19(1)	204,597
		914,119
	MEDIA (2.6%)
200,000	CBS Corp., Guaranteed Notes, 3.70%, 8/15/24	205,228
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	189,056
150,000	Comcast Corp., Guaranteed Notes, 6.45%, 3/15/37	199,588
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	258,758
200,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	211,996
200,000	Scripps Networks Interactive, Inc., Senior Unsecured Notes, 2.80%, 6/15/20	202,343
100,000	Thomson Reuters Corp., Senior Unsecured Notes, 3.35%, 5/15/26	99,839
100,000	Time Warner, Inc., Guaranteed Notes, 3.60%, 7/15/25	99,773
150,000	Time Warner, Inc., Guaranteed Notes, 3.80%, 2/15/27	151,014
		1,617,595
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	TELECOMMUNICATIONS (1.1%)
$200,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	$204,521
100,000	Orange SA, Senior Unsecured Notes, 1.63%, 11/3/19	99,128
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	268,606
125,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.45%, 11/1/22	122,527
		694,782
		3,226,496
CONSUMER, CYCLICAL (5.3%)
	AUTO MANUFACTURERS (1.3%)
250,000	Ford Motor Co., Senior Unsecured Notes, 7.45%, 7/16/31	316,085
175,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 1.72%, 12/6/17	175,012
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	203,092
125,000	General Motors Financial Co., Inc., Guaranteed Notes, 4.30%, 7/13/25	127,494
		821,683
	AUTO PARTS & EQUIPMENT (0.6%)
175,000	Goodyear Tire & Rubber Co. (The), Guaranteed Notes, 5.00%, 5/31/26	181,125
200,000	Magna International, Inc., Senior Unsecured Notes, 4.15%, 10/1/25	212,605
		393,730
	HOME BUILDERS (1.3%)
200,000	CalAtlantic Group, Inc., Guaranteed Notes, 6.63%, 5/1/20	221,500
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	155,767
125,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	132,891

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	HOME BUILDERS (1.3%) (continued)
$150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	$156,375
175,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	181,562
		848,095
	HOUSEWARES (0.2%)
29,000	Newell Brands, Inc., Senior Unsecured Notes, 2.60%, 3/29/19	29,283
100,000	Newell Brands, Inc., Senior Unsecured Notes, 5.50%, 4/1/46	120,403
		149,686
	LEISURE TIME (0.3%)
150,000	Royal Caribbean Cruises, Ltd., Senior Unsecured Notes, 5.25%, 11/15/22	166,188
	LODGING (0.6%)
101,000	Choice Hotels International, Inc., Guaranteed Notes, 5.75%, 7/1/22	112,363
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	257,723
		370,086
	RETAIL (1.0%)
175,000	CVS Health Corp., Senior Unsecured Notes, 2.75%, 12/1/22	175,218
100,000	Dollar General Corp., Senior Unsecured Notes, 4.15%, 11/1/25	105,548
225,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	236,675
100,000	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 5.75%, 6/1/22	102,875
		620,316
		3,369,784
CONSUMER, NON-CYCLICAL (6.8%)
	BEVERAGES (0.9%)
200,000	Anheuser-Busch InBev Finance, Inc., Guaranteed Notes, 4.90%, 2/1/46	225,728
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	BEVERAGES (0.9%) (continued)
$200,000	Constellation Brands, Inc., Guaranteed Notes, 4.25%, 5/1/23(3)	$212,919
150,000	Dr. Pepper Snapple Group, Inc., Guaranteed Notes, 3.43%, 6/15/27	151,231
		589,878
	BIOTECHNOLOGY (0.8%)
100,000	Amgen, Inc., Senior Unsecured Notes, 4.40%, 5/1/45	102,715
250,000	Celgene Corp., Senior Unsecured Notes, 4.00%, 8/15/23(3)	265,148
150,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	151,432
		519,295
	COMMERCIAL SERVICES (0.2%)
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	103,000
	FOOD (1.5%)
200,000	JM Smucker Co. (The), Guaranteed Notes, 4.38%, 3/15/45	209,049
100,000	Kellogg Co., Senior Unsecured Notes, 3.25%, 4/1/26	99,711
100,000	Kroger Co. (The), Senior Unsecured Notes, 5.15%, 8/1/43	104,071
200,000	Sysco Corp., Guaranteed Notes, 3.75%, 10/1/25	207,334
100,000	Tyson Foods, Inc., Senior Unsecured Notes, 3.55%, 6/2/27	101,167
244,000	Wm Wrigley Jr Co., Senior Unsecured Notes, 2.00%, 10/20/17(1)	244,431
		965,763
	HEALTHCARE PRODUCTS (0.3%)
125,000	Becton Dickinson and Co., Senior Unsecured Notes, 2.89%, 6/6/22	125,391
100,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	100,934
		226,325
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	HEALTHCARE SERVICES (1.5%)
$100,000	DaVita, Inc., Guaranteed Notes, 5.75%, 8/15/22	$102,750
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	158,220
150,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	156,323
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21	155,250
150,000	NYU Hospitals Center, Secured Notes, 4.78%, 7/1/44	165,050
100,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 3.50%, 3/30/25	101,564
100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.88%, 12/15/21	102,211
		941,368
	PHARMACEUTICALS (1.6%)
200,000	AbbVie, Inc., Senior Unsecured Notes, 3.60%, 5/14/25	204,013
200,000	Allergan Funding SCS, Guaranteed Notes, 2.45%, 6/15/19	201,214
100,000	AmerisourceBergen Corp., Senior Unsecured Notes, 3.25%, 3/1/25	101,150
200,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	216,129
100,000	Shire Acquisitions Investments Ireland DAC, Guaranteed Notes, 2.88%, 9/23/23	99,117
200,000	Teva Pharmaceutical Finance Netherlands III B.V., Guaranteed Notes, 2.20%, 7/21/21	196,332
		1,017,955
		4,363,584
ENERGY (4.6%)
	OIL & GAS (2.3%)
250,000	Chevron Corp., Senior Unsecured Notes, 2.57%, 5/16/23	250,422

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	OIL & GAS (2.3%) (continued)
$100,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, 4/1/23	$102,750
175,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	169,668
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 3.40%, 4/15/26	100,904
126,000	Occidental Petroleum Corp., Senior Unsecured Notes, 4.63%, 6/15/45	133,568
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	214,308
125,000	Shell International Finance B.V., Guaranteed Notes, 2.50%, 9/12/26	119,509
125,000	Tesoro Corp., Guaranteed Notes, 5.13%, 12/15/26(1)	136,028
200,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	247,020
		1,474,177
	PIPELINES (2.3%)
137,000	Enbridge, Inc., Senior Unsecured Notes, 3.50%, 6/10/24(3)	136,940
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	211,676
200,000	Kinder Morgan Energy Partners L.P., Guaranteed Notes, 2.65%, 2/1/19	201,359
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	146,465
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	250,851
150,000	Sabine Pass Liquefaction LLC, Senior Secured Notes, 5.88%, 6/30/26	167,646
200,000	Spectra Energy Partners L.P., Senior Unsecured Notes, 4.75%, 3/15/24	214,891
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	PIPELINES (2.3%) (continued)
$125,000	Williams Partners L.P., Senior Unsecured Notes, 3.75%, 6/15/27	$123,728
		1,453,556
		2,927,733
FINANCIAL (17.7%)
	BANKS (9.6%)
300,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(1)	313,383
150,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20	152,852
125,000	Bancolombia S.A., Senior Unsecured Notes, 5.95%, 6/3/21	138,013
250,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	259,526
150,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	154,202
100,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	100,890
100,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.55%, 6/16/22	99,784
200,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	204,366
150,000	Citigroup, Inc., Senior Unsecured Notes, 2.90%, 12/8/21	151,520
174,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	196,895
250,000	Cooperatieve Rabobank UA, Guaranteed Notes, 3.95%, 11/9/22	261,103
150,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18(1)	150,424
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	153,117
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	BANKS (9.6%) (continued)
$200,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	$203,650
150,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	194,706
250,000	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, 3/30/22	263,675
250,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.30%, 1/14/22	246,245
200,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	207,157
300,000	JPMorgan Chase Bank NA, Subordinated Notes, 6.00%, 10/1/17	303,075
100,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.75%, 1/11/27	100,396
250,000	Macquarie Bank Ltd., Senior Unsecured Notes, 2.60%, 6/24/19(1)	252,114
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	253,635
250,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 5.13%, 2/8/20(3)	268,928
200,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	199,489
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	274,662
300,000	Standard Chartered PLC, Senior Unsecured Notes, 1.50%, 9/8/17(1)	299,841
100,000	UBS AG GMTN, Senior Unsecured Notes, 2.35%, 3/26/20	100,594
250,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	259,679

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	BANKS (9.6%) (continued)
$350,000	Wells Fargo & Co., Senior Unsecured Notes, 3.07%, 1/24/23	$354,903
		6,118,824
	DIVERSIFIED FINANCIAL SERVICES (3.4%)
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	215,250
250,000	American Express Co., Senior Unsecured Notes, 1.76%, 5/22/18(2)	250,972
150,000	Ameriprise Financial, Inc., Senior Unsecured Notes, 2.88%, 9/15/26	145,641
200,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	214,744
150,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	161,625
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	253,872
200,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(1)	211,669
100,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	101,001
250,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	254,520
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	152,115
200,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	205,425
		2,166,834
	INSURANCE (0.8%)
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	164,588
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	INSURANCE (0.8%) (continued)
$200,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	$207,461
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	167,890
		539,939
	REITS (3.9%)
100,000	American Tower Corp., Senior Unsecured Notes, 3.38%, 10/15/26(3)	97,839
200,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	203,348
200,000	Boston Properties L.P., Senior Unsecured Notes, 2.75%, 10/1/26	188,834
150,000	Crown Castle International Corp., Senior Unsecured Notes, 4.45%, 2/15/26	159,325
200,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	216,610
350,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	374,136
250,000	Essex Portfolio L.P., Guaranteed Notes, 3.38%, 1/15/23	252,412
350,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	364,244
350,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	380,615
200,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	221,856
		2,459,219
		11,284,816
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
INDUSTRIAL (2.4%)
	BUILDING MATERIALS (0.3%)
$33,000	Masco Corp., Senior Unsecured Notes, 7.13%, 3/15/20	$36,995
150,000	Owens Corning, Guaranteed Notes, 3.40%, 8/15/26	147,766
		184,761
	ELECTRONICS (0.3%)
100,000	Allegion PLC, Guaranteed Notes, 5.88%, 9/15/23	107,250
100,000	Amphenol Corp., Senior Unsecured Notes, 4.00%, 2/1/22	105,944
		213,194
	MACHINERY DIVERSIFIED (0.3%)
200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	220,500
	MISCELLANEOUS MANUFACTURER (0.3%)
200,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	205,445
	PACKAGING & CONTAINERS (0.5%)
150,000	Ball Corp., Guaranteed Notes, 5.25%, 7/1/25(3)	165,562
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	152,955
		318,517
	TRANSPORTATION (0.7%)
250,000	Burlington Northern Santa Fe LLC, Senior Unsecured Notes, 3.05%, 3/15/22	258,189
150,000	FedEx Corp., Guaranteed Notes, 4.55%, 4/1/46	157,564
		415,753
		1,558,170
TECHNOLOGY (1.2%)
	SEMICONDUCTORS (0.5%)
100,000	Intel Corp., Senior Unsecured Notes, 4.25%, 12/15/42	105,811
100,000	Intel Corp., Senior Unsecured Notes, 4.10%, 5/11/47	103,524

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	SEMICONDUCTORS (0.5%) (continued)
$100,000	QUALCOMM, Inc., Senior Unsecured Notes, 3.45%, 5/20/25	$102,785
		312,120
	SOFTWARE (0.7%)
150,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	155,809
150,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	144,357
150,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	166,901
		467,067
		779,187
UTILITIES (3.5%)
	ELECTRIC (3.2%)
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	110,022
200,000	Consumers Energy Co., 3.13%, 8/31/24	202,753
150,000	Exelon Corp., Senior Unsecured Notes, 4.45%, 4/15/46	155,029
150,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	159,324
100,000	FirstEnergy Corp., Series A, Senior Unsecured Notes, 2.85%, 7/15/22	99,905
380,000	Florida Power & Light Co., 4.95%, 6/1/35	440,527
200,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	196,737
100,000	Pacific Gas & Electric Co., Senior Unsecured Notes, 2.95%, 3/1/26	99,307
100,000	PSEG Power LLC, Guaranteed Notes, 3.00%, 6/15/21(3)	101,537
150,000	PSEG Power LLC, Guaranteed Notes, 4.30%, 11/15/23(3)	158,103
Principal Amount		Value
CORPORATE BONDS & NOTES (48.2%) (continued)
	ELECTRIC (3.2%) (continued)
$125,000	Southern Co. (The), Senior Unsecured Notes, 2.75%, 6/15/20	$126,454
200,000	Southern Co. (The), Senior Unsecured Notes, 2.95%, 7/1/23	198,718
		2,048,416
	GAS (0.3%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	159,753
		2,208,169
TOTAL CORPORATE BONDS & NOTES (Cost $29,966,454) (48.2%)		30,759,287
FOREIGN GOVERNMENT OBLIGATIONS (1.6%)
125,000	Indonesia Government International Bond, Senior Unsecured Notes, 4.13%, 1/15/25(1)	128,885
300,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	310,650
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	157,500
150,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	151,482
250,000	Republic of Poland Government International Bond, Senior Unsecured Notes, 4.00%, 1/22/24	267,376
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $983,854) (1.6%)		1,015,893
LONG-TERM MUNICIPAL SECURITIES (2.6%)
	CALIFORNIA (0.7%)
125,000	Los Angeles Unified School District, General Obligation Unlimited, Qualified School Construction Bonds, Series J-1, 5.98%, 5/1/27	154,289
85,000	University of California, Taxable General Revenue Bonds, Series AG, 4.06%, 5/15/33	88,281
Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (2.6%) (continued)
	CALIFORNIA (0.7%) (continued)
$200,000	California Educational Facilities Authority, Revenue Bonds, Loyola Marymount University, Series A, 2.96%, 10/1/21	$205,204
		447,774
	NEW YORK (0.5%)
300,000	City of New York, General Obligation Unlimited, Subser. D2, 2.60%, 8/1/20	305,517
	TEXAS (1.2%)
500,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Healthcare System Project, Series C, 4.45%, 11/15/43	506,195
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	282,485
		788,680
	VIRGINIA (0.2%)
100,000	City of Norfolk, Taxable Build America Bonds, General Obligation Unlimited, Series B, 5.91%, 3/1/29	123,731
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,597,109) (2.6%)		1,665,702
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%)
63,762	FHLMC Gold PC Pool #A29526, 5.00%, 1/1/35	69,215
38,333	FHLMC Gold PC Pool #A29633, 5.00%, 1/1/35	41,611
17,154	FHLMC Gold PC Pool #A56491, 5.00%, 1/1/37	18,652
433,152	FHLMC Gold PC Pool #A95803, 4.00%, 12/1/40	459,058
91,300	FHLMC Gold PC Pool #A97264, 4.00%, 2/1/41	96,410
7,529	FHLMC Gold PC Pool #B12822, 5.00%, 3/1/19	7,721

See Notes to Financial Statements.

June 30, 2017

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%) (continued)
$2,344	FHLMC Gold PC Pool #B17398, 4.50%, 12/1/19	$2,398
12,136	FHLMC Gold PC Pool #B18034, 4.50%, 4/1/20	12,405
65,174	FHLMC Gold PC Pool #C09004, 3.50%, 7/1/42	67,250
12,486	FHLMC Gold PC Pool #C91413, 3.50%, 12/1/31	13,036
300,112	FHLMC Gold PC Pool #C91749, 4.00%, 1/1/34	318,975
65	FHLMC Gold PC Pool #E92226, 5.00%, 11/1/17	66
144	FHLMC Gold PC Pool #E92829, 5.00%, 12/1/17	148
1,361	FHLMC Gold PC Pool #E93499, 5.00%, 12/1/17	1,396
523	FHLMC Gold PC Pool #E98960, 5.00%, 9/1/18	537
153,586	FHLMC Gold PC Pool #G06224, 3.50%, 1/1/41	158,500
1,914	FHLMC Gold PC Pool #G11986, 5.00%, 4/1/21	2,004
2,592	FHLMC Gold PC Pool #G12319, 5.00%, 6/1/21	2,710
3,220	FHLMC Gold PC Pool #J00118, 5.00%, 10/1/20	3,302
56,682	FHLMC Gold PC Pool #J00139, 5.00%, 10/1/20	58,126
11,595	FHLMC Gold PC Pool #J03233, 5.00%, 8/1/21	11,957
167,407	FHLMC Gold PC Pool #J11587, 4.00%, 1/1/25	176,954
18,189	FHLMC Gold PC Pool #Q01181, 4.50%, 6/1/41	19,557
79,334	FHLMC Gold PC Pool #Q06307, 3.50%, 2/1/42	81,861
101,597	FHLMC Gold PC Pool #Q08656, 4.00%, 6/1/42	107,030
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%) (continued)
$132,894	FHLMC Gold PC Pool #Q08903, 3.50%, 6/1/42	$137,126
332,378	FHLMC Gold PC Pool #Q11556, 3.00%, 10/1/42	333,444
324,134	FHLMC Gold PC Pool #Q14593, 3.00%, 1/1/43	325,240
250,000	FNMA, 2.63%, 9/6/24	256,492
540,000	FNMA, 1.88%, 9/24/26	511,998
9,158	FNMA Pool #254383, 7.50%, 6/1/32	10,831
3,054	FNMA Pool #254684, 5.00%, 3/1/18	3,127
43,780	FNMA Pool #255496, 5.00%, 11/1/34	48,026
3,771	FNMA Pool #255580, 5.50%, 2/1/35	4,227
2,726	FNMA Pool #258149, 5.50%, 9/1/34	3,017
18,408	FNMA Pool #412682, 6.00%, 3/1/28	20,847
148	FNMA Pool #568625, 7.50%, 1/1/31	151
27,219	FNMA Pool #571090, 7.50%, 1/1/31	27,526
834	FNMA Pool #573935, 7.50%, 3/1/31	849
80,347	FNMA Pool #626440, 7.50%, 2/1/32	90,115
1,011	FNMA Pool #685183, 5.00%, 3/1/18	1,035
589	FNMA Pool #688539, 5.50%, 3/1/33	655
2,876	FNMA Pool #703936, 5.00%, 5/1/18	2,945
45,476	FNMA Pool #735224, 5.50%, 2/1/35	50,934
2,185	FNMA Pool #769682, 5.00%, 3/1/34	2,398
726	FNMA Pool #778141, 5.00%, 5/1/34	793
565	FNMA Pool #789150, 5.00%, 10/1/34	616
5,425	FNMA Pool #910242, 5.00%, 3/1/37	5,923
68,828	FNMA Pool #919584, 6.00%, 6/1/37	77,516
27,302	FNMA Pool #975116, 5.00%, 5/1/38	29,806
10,491	FNMA Pool #AA2531, 4.50%, 3/1/39	11,276
43,904	FNMA Pool #AB2053, 3.50%, 1/1/26	45,710
213,347	FNMA Pool #AB2346, 4.50%, 2/1/41	230,369
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%) (continued)
$170,280	FNMA Pool #AB5231, 2.50%, 5/1/27	$172,301
200,433	FNMA Pool #AB5716, 3.00%, 7/1/27	206,259
321,124	FNMA Pool #AB8144, 5.00%, 4/1/37	352,303
17,271	FNMA Pool #AD1035, 4.50%, 2/1/40	18,648
73,017	FNMA Pool #AD8536, 5.00%, 8/1/40	79,829
116,075	FNMA Pool #AE1853, 4.00%, 8/1/40	122,555
71,563	FNMA Pool #AH3226, 5.00%, 2/1/41	78,213
89,717	FNMA Pool #AH8932, 4.50%, 4/1/41	97,052
28,679	FNMA Pool #AI0620, 4.50%, 5/1/41	30,995
180,370	FNMA Pool #AI4285, 5.00%, 6/1/41	197,340
149,693	FNMA Pool #AJ5888, 4.50%, 11/1/41	161,656
41,048	FNMA Pool #AJ9278, 3.50%, 12/1/41	42,356
94,910	FNMA Pool #AL3272, 5.00%, 2/1/25	103,613
4,509	FNMA Pool #AL5259, 3.50%, 5/1/29	4,695
265,056	FNMA Pool #AQ0287, 3.00%, 10/1/42	266,180
95,565	FNMA Pool #AR2174, 3.00%, 4/1/43	95,961
385,295	FNMA Pool #AR6394, 3.00%, 2/1/43	386,919
94,437	FNMA Pool #AS3155, 4.00%, 8/1/44	99,321
69,553	FNMA Pool #AS3157, 4.00%, 8/1/44	73,150
105,698	FNMA Pool #AS4177, 4.50%, 12/1/44	113,416
407,229	FNMA Pool #AS5892, 3.50%, 10/1/45	418,509
491,910	FNMA Pool #AS5906, 3.50%, 10/1/45	505,535
129,148	FNMA Pool #AS6102, 3.50%, 11/1/45	132,726
230,453	FNMA Pool #AS6205, 3.50%, 11/1/45	236,836
204,293	FNMA Pool #AS6385, 4.00%, 12/1/45	214,858
246,312	FNMA Pool #AU1847, 3.00%, 9/1/43	247,280
125,071	FNMA Pool #AU2135, 2.50%, 8/1/28	126,512
225,161	FNMA Pool #AU4279, 3.00%, 9/1/43	226,058
107,578	FNMA Pool #AU4290, 4.00%, 9/1/43	113,231

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%) (continued)
$317,247	FNMA Pool #AV0703, 4.00%, 12/1/43	$333,812
385,119	FNMA Pool #AW5055, 3.50%, 7/1/44	397,386
115,141	FNMA Pool #AW6645, 3.00%, 6/1/29	118,258
131,364	FNMA Pool #AW7362, 2.50%, 8/1/29	132,512
260,124	FNMA Pool #AX0416, 4.00%, 8/1/44	273,576
232,797	FNMA Pool #AX1138, 3.50%, 9/1/44	239,245
187,552	FNMA Pool #AX9013, 3.50%, 2/1/45	192,747
210,260	FNMA Pool #AY1670, 3.50%, 2/1/45	216,084
204,303	FNMA Pool #AY2728, 2.50%, 2/1/30	206,093
229,431	FNMA Pool #AY4195, 4.00%, 5/1/45	241,296
77,578	FNMA Pool #AZ7793, 3.50%, 8/1/45	79,727
239,090	FNMA Pool #BA3885, 3.50%, 11/1/45	245,712
284,404	FNMA Pool #BC4443, 3.50%, 4/1/46	292,282
97,036	FNMA Pool #BC9708, 3.00%, 10/1/46	96,974
241,795	FNMA Pool #BD8213, 3.00%, 9/1/46	241,639
243,017	FNMA Pool #MA0641, 4.00%, 2/1/31	257,701
495,578	FNMA Pool #MA1107, 3.50%, 7/1/32	517,595
104,031	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	103,100
161,258	GNMA, Series 2011-136, Class GB, 2.50%, 5/20/40	161,950
1,129	GNMA I Pool #429786, 6.00%, 12/15/33	1,291
28,189	GNMA I Pool #548880, 6.00%, 12/15/31	31,777
13,233	GNMA I Pool #551762, 6.00%, 4/15/32	14,917
2,776	GNMA I Pool #557681, 6.00%, 8/15/31	3,129
10,809	GNMA I Pool #582415, 6.00%, 11/15/32	12,314
31,759	GNMA I Pool #583008, 5.50%, 6/15/34	35,756
21,117	GNMA I Pool #605025, 6.00%, 2/15/34	23,806
16,650	GNMA I Pool #605245, 5.50%, 6/15/34	18,614
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (21.7%) (continued)
$29,551	GNMA I Pool #622603, 6.00%, 11/15/33	$33,451
4,283	GNMA I Pool #626480, 6.00%, 2/15/34	4,922
7,975	GNMA II Pool #3645, 4.50%, 12/20/19	8,033
143,125	GNMA II Pool #5332, 4.00%, 3/20/42	151,387
144,289	GNMA II Pool #MA1520, 3.00%, 12/20/43	146,304
106,667	GNMA II Pool #MA2445, 3.50%, 12/20/44	110,658
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $13,856,003) (21.7%)		13,832,226
U.S. TREASURY OBLIGATIONS (12.8%)
	U.S. TREASURY NOTES & BONDS (12.8%)
200,000	U.S. Treasury Bonds, 7.88%, 2/15/21	243,258
35,000	U.S. Treasury Bonds, 5.50%, 8/15/28	45,764
50,000	U.S. Treasury Bonds, 5.25%, 11/15/28	64,367
370,000	U.S. Treasury Bonds, 4.38%, 2/15/38	471,418
300,000	U.S. Treasury Bonds, 4.38%, 5/15/40	382,875
400,000	U.S. Treasury Bonds, 3.63%, 8/15/43	460,156
430,000	U.S. Treasury Bonds, 3.38%, 5/15/44	475,033
220,000	U.S. Treasury Bonds, 2.50%, 2/15/45	205,313
280,000	U.S. Treasury Bonds, 2.50%, 2/15/46	260,619
407,000	U.S. Treasury Bonds, 2.50%, 5/15/46	378,653
50,000	U.S. Treasury Bonds, 2.88%, 11/15/46	50,275
307,970	U.S. Treasury Bonds TIPS, 2.00%, 1/15/26	345,114
50,000	U.S. Treasury Notes, 0.75%, 12/31/17	49,900
250,000	U.S. Treasury Notes, 1.00%, 2/15/18	249,649
250,000	U.S. Treasury Notes, 3.13%, 5/15/19	258,066
200,000	U.S. Treasury Notes, 1.63%, 6/30/19	200,891
100,000	U.S. Treasury Notes, 1.38%, 12/15/19	99,789
200,000	U.S. Treasury Notes, 1.63%, 12/31/19	200,750
200,000	U.S. Treasury Notes, 1.25%, 1/31/20	198,773
Principal Amount		Value
U.S. TREASURY OBLIGATIONS (12.8%) (continued)
	U.S. TREASURY NOTES & BONDS (12.8%) (continued)
$450,000	U.S. Treasury Notes, 1.38%, 3/31/20	$448,330
150,000	U.S. Treasury Notes, 1.13%, 4/30/20	148,348
200,000	U.S. Treasury Notes, 2.25%, 4/30/21	203,883
400,000	U.S. Treasury Notes, 2.13%, 6/30/21	405,750
100,000	U.S. Treasury Notes, 2.00%, 10/31/21	100,801
665,000	U.S. Treasury Notes, 1.50%, 1/31/22	654,921
150,000	U.S. Treasury Notes, 1.75%, 2/28/22	149,361
50,000	U.S. Treasury Notes, 1.88%, 5/31/22	49,998
300,000	U.S. Treasury Notes, 1.38%, 6/30/23	288,832
150,000	U.S. Treasury Notes, 2.75%, 2/15/24	156,070
300,000	U.S. Treasury Notes, 2.00%, 4/30/24	297,762
150,000	U.S. Treasury Notes, 2.25%, 11/15/24	150,826
50,000	U.S. Treasury Notes, 2.13%, 5/15/25	49,686
100,000	U.S. Treasury Notes, 1.63%, 5/15/26	94,805
350,000	U.S. Treasury Notes, 2.38%, 5/15/27	352,215
TOTAL U.S. TREASURY NOTES & BONDS (Cost $8,152,597) (12.8%)		8,192,251
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,152,597) (12.8%)		8,192,251
Shares		Value
SHORT-TERM INVESTMENTS (2.6%)
	MONEY MARKET FUNDS (2.6%)
839,245	State Street Institutional U.S. Government Money Market Fund, Premier Class	839,245
823,565	State Street Navigator Securities Lending Government Money Market Portfolio(4)	823,565
TOTAL SHORT-TERM INVESTMENTS (Cost $1,662,810) (2.6%)		1,662,810
TOTAL INVESTMENT SECURITIES (100.8%) (Cost $63,549,553)		$64,345,708
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.8%)		(489,211)
NET ASSETS (100%)		$63,856,497

See Notes to Financial Statements.

June 30, 2017

(1)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(2)
The rate shown on floating rate and discount securities represents the yield or rate at the end of the reporting period.

(3)
A portion or all of the security was held on loan. As of June 30, 2017, the market value of the securities on loan was $805,881.

(4)
Securities with an aggregate market value of  $805,881 were out on loan in exchange for $823,565 of cash collateral as of June 30, 2017. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1G in the Notes to Financial Statements.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

MTN
Medium Term Note.

TIPS
Treasury Inflation Prorated Security

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$2,647,757	$—	$2,647,757
Commercial Mortgage-Backed Securities	—	4,569,782	—	4,569,782
Corporate Bonds & Notes*	—	30,759,287	—	30,759,287
Foreign Government Obligations	—	1,015,893	—	1,015,893
Long-Term Municipal Securities*	—	1,665,702	—	1,665,702
U.S. Government Agency Obligations	—	13,832,226	—	13,832,226
U.S. Treasury Obligations	—	8,192,251	—	8,192,251
Short-Term Investments	1,662,810	—	—	1,662,810
Total Investments in Securities	$1,662,810	$62,682,898	$—	$64,345,708
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

THE VALUE LINE TAX EXEMPT FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
To achieve the Fund’s investment objectives, under normal conditions, the Adviser invests at least 80% of the Fund’s assets in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 7 and 20 years.
Manager Discussion of Fund Performance
Below, The Value Line Tax Exempt Fund, Inc. portfolio manager Liane Rosenberg discusses the Fund’s performance and positioning for the six months ended June 30, 2017.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 2.80% during the six months ended June 30, 2017. This compares to the 3.57% return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index (the “Bloomberg Barclays Index”), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund lagged its benchmark for two primary reasons. First, the Fund’s duration was shorter than that of the Bloomberg Barclays Index, which hurt during a period of declining rates. Second, the Fund has a bias toward higher quality securities, which hurt as investors reached for yield in lower quality bonds. Sector allocation and issue selection during the semi-annual period contributed positively overall.
Which tax-exempt fixed income market segments most significantly affected Fund performance?
On the positive side, overweighting education bonds and water/sewer bonds helped performance, as both sectors outperformed the Bloomberg Barclays Index during the semi-annual period. The Fund’s overweight in revenue bonds and underweight in general obligation (GO) bonds at the local and state levels also boosted relative results, as the GO Index (a subset of the Bloomberg Barclays Index) underperformed the Revenue Index (another subset of the Bloomberg Barclays Index) during the semi-annual period. Overweights to the debt of Florida and Pennsylvania, which performed strongly, was beneficial to relative returns as well. Having an underweight to the debt of Illinois added value, as this state faced a budgetary impasse and saw its ratings cut by the independent ratings agencies to just one level above high yield status. Further, having underweighted exposures to the U.S. territories of Guam and the Virgin Islands contributed positively to the Fund’s relative results, as these territories’ bonds suffered by association to Puerto Rico, as investors were concerned about contagion or similar budgetary issues striking them. Issue selection was strong overall, particularly within the hospital and education sectors. Also, within the Fund’s Florida allocation, two holdings were particularly outstanding performers—one issued by the Central Florida Expressway Authority and one issued by Orange County, Florida Health Facilities. Each were mid-grade longer duration revenue bonds.
Detracting from the Fund’s relative results was an overweight to AA-rated bonds, as lower quality bonds significantly outpaced higher quality bonds during the semi-annual period. The Fund was also negatively affected by its underweight in the bonds of New Jersey. Despite having some formidable budgetary issues, New Jersey’s bonds drew heavy investor interest during the semi-annual period based on their attractive yields. Similarly, an underweight to hospital bonds hurt, as this was one of the best performing sectors in the Bloomberg Barclays Index during the semi-annual period. From an issue selection perspective, several New York City positions with durations of less than one year and AAA ratings posted weak returns for the semi-annual period. This was in keeping with high quality bonds being penalized in a “risk on” period and shorter duration bonds being penalized during a period of declining rates. Similarly, pre-refunded bonds performed poorly during the semi-annual period, as they are backed by U.S. Treasuries and tend to have short duration. One such example in the Fund’s portfolio of a poorly performing pre-refunded bond was the one-year duration bond issued by Saratoga County, New York.
What was the Fund’s duration strategy?
Duration positioning in the Fund detracted from its relative performance during the reporting period. We kept the Fund’s duration shorter than that of the Bloomberg Barclays Index through most of the reporting period based upon our belief that a tightening of monetary policy would lead to higher interest rates. While short-term interest rates on the municipal bond yield curve rose, tied to more hawkish central banks globally, long-term interest rates declined due to lower than expected inflation. Thus, the Fund’s short duration posture hurt its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

How did yield curve positioning decisions affect the Fund’s performance?
Yield curve positioning overall had a neutral effect on the Fund’s performance during the reporting period. The Fund was overweight the “belly,” or intermediate segment, of the yield curve, i.e. bonds maturing in five to 10 years, and was underweight the short-term and long-term segments.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Were there any notable changes in the Fund’s weightings during the semi-annual period?
During the reporting period, we significantly reduced the Fund’s holdings in higher quality, shorter duration bonds, especially within the pre-refunded sector, and took the opportunity to extend the Fund’s duration and add somewhat lower-rated, still investment grade, credits with the use of the sales proceeds as we sought to increase investment income. These trades proved positive for the Fund during the semi-annual period. We also made modest adjustments to the Fund’s duration but maintained a duration shorter than that of the Bloomberg Barclays Index.
How was the Fund positioned relative to its benchmark index at the end of June 2017?
At the end of June 2017, the Fund maintained a higher quality bias than that of the Bloomberg Barclays Index but less so than at the start of the semi-annual period. The Fund owned less tobacco bonds than the Bloomberg Barclays Index but had a higher weighting, even with the reduction during the semi-annual period, in pre-refunded bonds and education bonds at the end of June 2017. The Fund also maintained its overweighted exposure to revenue bonds, as we like their yield, and its underweight to general obligation bonds. We maintained the Fund’s duration shorter than that of the Bloomberg Barclays Index.
What is your tactical view and strategy for the months ahead?
At the end of June 2017, we continued to look for opportunities to add yield by selling the Fund’s pre-refunded bond holdings and buying lower-rated bonds. We would expect these sales to also serve to extend the Fund’s duration a bit. In our view, while interest rates may edge up with a more hawkish Fed, there is not a widespread expectation for a significant spike in yields during the second half of 2017. Thus, we believe extending the Fund’s duration somewhat could help to boost overall investment income.
Of course, any of a number of events could cause us to reevaluate our strategy for the Fund. These include any change in Fed policy, which could change the direction of interest rates, and any progress, or lack thereof, in the U.S. Congress passing new tax or health care legislation.

The Value Line Tax Exempt Fund, Inc.
Portfolio Highlights at June 30, 2017 (unaudited)

Ten Largest Holdings
Issue	Principal Amount	Value	Percentage of Net Assets
New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	$1,000,000	$1,130,290	2.0%
Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	630,000	685,705	1.2%
Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	500,000	644,420	1.1%
California State, General Obligation Unlimited, 5.00%, 2/1/38	565,000	636,275	1.1%
Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	500,000	592,390	1.0%
Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	500,000	583,510	1.0%
Metropolitan Transportation Authority, New York, Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	500,000	579,980	1.0%
California State Public Works Board, Revenue Bonds, Department of Corrections and Rehabilitation, 5.00%, 6/1/27	500,000	576,610	1.0%
University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	500,000	571,700	1.0%
Massachusetts Development Finance Agency, Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	500,000	571,430	1.0%
Total			11.4%
Asset Allocation – Percentage of Net Assets

Cash & Other Assets - Net 2.5%
Long-Term Municipal Securities 97.5%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Quality Diversification – Credit Quality Expressed as a Percentage of Net Assets as of
June 30, 2017
Percentage of Fund’s Investments
Aaa/AAA	10.9%
Aa1/AA+	19.8%
Aa2/AA	19.5%
Aa3/AA-	16.0%
A1/A+	10.6%
A2/A	9.2%
A3/A-	1.7%
Baa1	1.9%
NR	7.9%
Total Investments	97.5%
Cash and other assets in excess of liabilities	2.5%
Total Net Assets	100.0%
Source: Moody’s ratings, defaulting to S&P when not rated.
Credit quality is subject to change.

The Value Line Tax Exempt Fund, Inc.
Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%)
	ALABAMA (0.6%)
$310,000	University of Alabama (The), Revenue Bonds, Ser. A, 4.50%, 10/1/40	Aa2	$333,241
	ARIZONA (1.1%)
150,000	Arizona State Transportation Board Highway Revenue, Revenue Bonds, Ser. A, 5.00%, 7/1/38	Aa2	171,093
250,000	City of Scottsdale Arizona, General Obligation Unlimited, Project 2004-Preserve Acquisition, 3.00%, 7/1/30	Aaa	254,840
200,000	Yuma Municipal Property Corp., Revenue Bonds, Senior Lien, 5.00%, 7/1/27	A1	239,430
			665,363
	ARKANSAS (0.9%)
500,000	Arkansas State Water, Waste Disposal and Pollution, General Obligation Unlimited, Extraordinary Redemption Provision, Ser. A, 4.00%, 7/1/26	Aa1	540,705
	CALIFORNIA (16.4%)
40,000	Bay Area Toll Authority, Toll Bridge Revenue Bonds, Ser. F-1, 5.00%, 4/1/56	Aa3	45,809
150,000	Berkeley Joint Powers Financing Authority, Revenue Bonds, 5.00%, 10/1/20	AA*	166,350
150,000	California Educational Facilities Authority Stanford University, Revenue Bonds, 5.25%, 4/1/40	Aaa	201,472
100,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, 5.00%, 9/1/33	Aa3	115,192
250,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Packard Children’s Hospital, Ser. B, 5.00%, 8/15/26	Aa3	287,297
270,000	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Ser. A, 4.50%, 11/15/35	Aa3	290,382
45,000	California State Department of Water Resources Center Valley Project Water System, Unrefunding Revenue Bonds, Ser. AG, 4.38%, 12/1/29	Aa1	48,303
	California State Public Works Board, Revenue Bonds:
500,000	Department of Corrections and Rehabilitation, 5.00%, 6/1/27	A1	576,610
200,000	Ser. H, 5.00%, 12/1/24	A1	243,200
150,000	California State University Systemwide, Revenue Bonds, Ser. A, 5.00%, 11/1/34	Aa2	179,193
	California State, General Obligation Unlimited:
565,000	5.00%, 2/1/38	Aa3	636,275
500,000	5.25%, 11/1/40	Aa3	562,660
250,000	City of Pasadena, California Certificate of Participation, Ser. C, 4.75%, 2/1/38	AA+*	255,702
250,000	Cupertino Union School District, General Obligation Unlimited, Election 2012, Ser. C, 4.00%, 8/1/40	Aa1	264,642
500,000	Dry Creek California Joint Elementary School District, General Obligation Unlimited, Capital Appreciation Election 2008, AGM Insured, 0.00%, 8/1/30(1)	A2	330,560
300,000	Golden State Tobacco Securitization Corp., Asset-Backed Bonds, Ser. A, 5.00%, 6/1/32	A1	347,274
230,000	Inglewood Unified School District, School Facilities Financing Authority, Revenue Bonds, AGM Insured, 5.25%, 10/15/21	A2	263,865
150,000	Long Beach Community College District, General Obligation Unlimited, Ser. B, 3.00%, 8/1/32	Aa2	147,101
	Los Angeles County Metropolitan Transportation Authority, Refunding Revenue Bonds, Proposition C:
60,000	Senior Ser. B, 5.00%, 7/1/22	Aa2	70,561
75,000	Senior Ser. C, 5.00%, 7/1/21	AA+*	86,042
200,000	Los Angeles County Public Works Financing Authority, Lease Revenue, Revenue Bonds, Ser. D, 4.00%, 12/1/40	Aa2	208,420
	Metropolitan Water District of Southern California, Refunding Revenue Bonds:
330,000	Ser. C, 4.00%, 10/1/22	Aa1	365,297
60,000	Ser. F, 5.00%, 7/1/28	Aa1	70,023
225,000	Napa Valley Unified School District, General Obligation Unlimited, Ser. A, 5.00%, 8/1/28	Aa2	275,654
50,000	Sacramento City Financing Authority, Revenue Bonds, Master Lease Program Facilities, Ser. E, AMBAC Insured, 5.25%, 12/1/24(2)	A1	60,889
150,000	Sacramento Municipal Utility District, Revenue Bonds, Ser. A, 5.00%, 8/15/41	Aa3	172,364
250,000	San Diego County Regional Transportation Commission, Revenue Bonds, Ser. A, 5.00%, 4/1/42	Aa2	283,837
150,000	San Diego Public Facilities Financing Authority Water Revenue, Revenue Bonds, Ser. A, 5.25%, 8/1/38	Aa2	157,122
60,000	San Diego Redevelopment Agency Successor Agency, Tax Allocation Refunding Bonds, Ser. A, 5.00%, 9/1/35	AA*	69,712
200,000	San Jose Unified School District Santa Clara Country, General Obligation Unlimited, Election 2012, Ser. A, 3.80%, 8/1/37	Aa1	205,418
See Notes to Financial Statements.

June 30, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	CALIFORNIA (16.4%) (continued)
$130,000	San Marcos Redevelopment Agency Successor Agency, Tax Allocation, Refunding Bonds, Ser. A, 5.00%, 10/1/25	AA-*	$159,725
150,000	Santa Monica Public Financing Authority, Lease Revenue Bonds, Ser. A, 4.00%, 6/1/18	Aa2	154,217
220,000	Southern California Public Power Authority, Mead-Adelanto Project, Authority Interest, Revenue Bonds, Ser. A, 5.00%, 7/1/29	Aa2	264,510
200,000	State of California, General Obligation Unlimited, 4.00%, 3/1/25	Aa3	230,878
	State of California, General Obligation Unlimited, Refunding Bonds:
300,000	5.00%, 11/1/23	Aa3	360,717
105,000	5.00%, 2/1/24	Aa3	121,227
250,000	5.25%, 2/1/29	Aa3	287,087
	State of California, General Obligation Unlimited, Various Purpose Bonds:
115,000	5.00%, 11/1/23	Aa3	138,275
150,000	5.00%, 8/1/26	Aa3	186,572
250,000	5.00%, 9/1/41	Aa3	279,532
150,000	University of California Limited Project, Revenue Bonds, Ser. G, 5.00%, 5/15/37	Aa3	171,104
150,000	University of California, Revenue Bonds, Ser. I, 5.00%, 5/15/28	Aa3	180,143
			9,521,213
	COLORADO (1.0%)
500,000	University of Colorado, Enterprise Revenue Bonds, 5.00%, 6/1/30	Aa1	571,700
	CONNECTICUT (0.8%)
200,000	Connecticut Housing Finance Authority, Revenue Bonds, Subser. C-1, 3.75%, 11/15/35	Aaa	203,098
250,000	South Central Connecticut Regional Water Authority, Revenue Bonds, Twenty - Seventh Series, General Obligation of Authority Insured, 5.00%, 8/1/27	Aa3	289,240
			492,338
	DELAWARE (0.9%)
265,000	Delaware Transportation Authority, US 301 Project, Revenue Bonds, 5.00%, 6/1/45	A1	295,578
200,000	University of Delaware Revenue, Revenue Bonds, Ser. B, 4.00%, 11/1/19	AA+*	213,320
			508,898
	DISTRICT OF COLUMBIA (0.2%)
100,000	District of Columbia Income Tax Secured Revenue, Revenue Bonds, Ser. G, 5.00%, 12/1/36	Aa1	114,025
	FLORIDA (4.9%)
395,000	Cape Coral Florida Utility Special Assessment, Southwest 4 Area, NATL-RE Insured, 4.50%, 7/1/18	A2	395,039
140,000	Central Florida Expressway Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/37	A2	146,579
250,000	City of Cape Coral, Florida Water & Sewer Revenue, Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/23	A1	282,850
250,000	City of Jacksonville, Florida Special Revenue, Revenue Bonds, Ser. A, 5.25%, 10/1/30	Aa3	288,060
100,000	City of Marco Island, Florida Utility System Revenue, Revenue Bonds, 4.00%, 10/1/38	Aa3	105,294
125,000	City of Tampa, Florida Baycare Health System, Revenue Bonds, Ser. A, 5.00%, 11/15/24	Aa2	144,116
	County of Palm Beach, Florida Public Improvement, Revenue Bonds, Ser. D: Value
250,000	5.00%, 12/1/40	Aa1	288,560
125,000	5.00%, 12/1/45	Aa1	143,676
240,000	County of State Lucie, Florida Sales Tax Revenue, Refunding Revenue Bonds, Ser. A, AGM Insured, 5.00%, 10/1/24	A1	282,576
75,000	Hillsborough County Industrial Development Authority, Hospital Revenue Refunding Bonds, Tampa General Hospital Project, Ser. A, 5.00%, 10/1/20	A3	83,251
300,000	Miami-Dade County Expressway Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/23	A2	351,615
325,000	Orange County Health Facilities Authority, Revenue Bonds, Ser. A, 5.00%, 10/1/39	A2	367,348
			2,878,964
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	GEORGIA (3.2%)
	City of Atlanta, Georgia Water & Wastewater Revenue, Revenue Bonds:
$325,000	Prerefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	$355,751
175,000	Unrefunded, Ser. A, AGM Insured, 5.25%, 11/1/34	Aa2	191,375
	Metropolitan Atlanta Rapid Transit Authority, Revenue Bonds, 3rd Ser.:
125,000	5.25%, 7/1/36	Aa2	134,395
500,000	Ser. A, 4.00%, 7/1/36	Aa2	520,940
630,000	Valdosta & Lowndes County Hospital Authority, Revenue Bonds, South Medical Center Project, Ser. B, County Guaranteed Insured, 5.00%, 10/1/41	Aa2	685,705
			1,888,166
	GUAM (0.5%)
	Guam Power Authority, Revenue Bonds, Ser. A, AGM Insured:
150,000	5.00%, 10/1/20	A2	165,370
120,000	5.00%, 10/1/39	A2	134,124
			299,494

	HAWAII (1.2%)
485,000	City & County Honolulu Hawaii Wastewater System Revenue, Revenue Bonds, Senior Ser. A, 5.25%, 7/1/36	Aa2	560,514
100,000	City & County Honolulu Hawaii, General Obligation Unlimited, Ser. A, 5.00%, 10/1/38	Aa1	116,347
			676,861
	IDAHO (1.0%)
250,000	Idaho Housing & Finance Association, Grant & Revenue Anticipation Bonds, Federal Highway - A, 5.00%, 7/15/29	A2	276,340
250,000	Idaho State Building Authority, Revenue Bonds, 5.00%, 9/1/40	Aa2	284,150
			560,490
	ILLINOIS (2.7%)
100,000	Cook County Forest Preserve District, General Obligation Unlimited, Ser. C, 5.00%, 12/15/37	A2	106,491
200,000	Cook County, General Obligation Unlimited, Ser. C, 4.25%, 11/15/19	A2	210,836
250,000	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Ser. B, 5.00%, 7/1/26	A2	280,410
150,000	Illinois State Toll Highway Authority, Revenue Bonds, Ser. C, 5.00%, 1/1/37	Aa3	168,201
190,000	Kane Kendall Etc Counties Community College District No. 516, General Obligation Unlimited, Ser. A, 5.00%, 12/15/20	Aa1	212,916
100,000	Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited, Ser. A, 5.00%, 12/1/44	AA+*	110,827
500,000	Northern Illinois Municipal Power Agency, Revenue Bonds, Prairie State Project, Ser. A, NATL-RE Insured, 5.00%, 1/1/20	A2	510,285
			1,599,966
	IOWA (0.1%)
50,000	Iowa Finance Authority, Health Care Facility, Genesis Health System, Revenue Bonds, 5.00%, 7/1/22	A1	58,116
	KENTUCKY (1.1%)
450,000	Kentucky State Turnpike Authority Economic Development Road Revenue, Revenue Bonds, Revitalization Projects, Ser. A, 5.00%, 7/1/19	Aa2	483,368
125,000	Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds, 4.00%, 6/1/23	A2	138,246
			621,614
	LOUISIANA (1.6%)
	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds:
300,000	City of Bossier City, 5.00%, 11/1/26	Aa3	359,853
250,000	Parish of East Baton Rouge Road Improvements, 5.00%, 8/1/24	Aa3	288,842
145,000	State of Louisiana Gasoline & Fuels Tax Revenue, Revenue Bonds, Ser. C-1, 5.00%, 5/1/30	Aa3	167,807
85,000	State of Louisiana Highway Improvement Revenue, Revenue Bonds, Ser. A, 5.00%, 6/15/28	A1	99,668
			916,170
See Notes to Financial Statements.

June 30, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	MAINE (0.6%)
$200,000	Maine State Health & Higher Educational Facilities Authority Revenue, Refunding Revenue Bonds, Colby College, Ser. A, 5.00%, 7/1/39	Aa2	$228,214
100,000	Maine Turnpike Authority, Revenue Bonds, Ser. A, 5.00%, 7/1/37	Aa3	112,440
			340,654
	MARYLAND (0.5%)
130,000	City of Baltimore, Maryland Subordinate (Water Projects), Revenue Bonds, Ser. A, 5.00%, 7/1/31	Aa3	154,674
100,000	County of Anne Arundel, Maryland, General Obligation Limited, 5.00%, 10/1/36	NAp	118,626
			273,300
	MASSACHUSETTS (4.3%)
500,000	Massachusetts Bay Transportation Authority, Revenue Assessment Bonds, Ser. A, 4.00%, 7/1/37	Aa1	522,830
	Massachusetts Development Finance Agency:
500,000	Harvard University, Revenue Bonds, Ser. B-2, 5.25%, 2/1/34	Aaa	571,430
75,000	Partners Healthcare, Revenue Bonds, Ser. L, 5.00%, 7/1/36	Aa3	83,278
250,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Harvard University, Ser. A, 5.00%, 12/15/30	Aaa	274,057
500,000	Massachusetts Health & Educational Facilities Authority Revenue, Revenue Bonds, Tufts University, Ser. M, 5.50%, 2/15/27	Aa2	644,420
250,000	Massachusetts School Building Authority Sales Tax Revenue, Revenue Bonds, Senior Ser. B, 5.00%, 10/15/41	Aa2	282,440
115,000	Town of Nantucket, Massachusetts Municipal Purpose Loan, General Obligation Limited, 4.13%, 2/15/24	Aa1	117,266
			2,495,721
	MICHIGAN (0.3%)
145,000	Michigan Finance Authority, State Revolving Fund Revenue, Clean Water, Refunding Revenue Bonds, 5.00%, 10/1/20	AAA*	162,472
	MINNESOTA (0.3%)
150,000	State of Minnesota Public Facilities Authority Revenue, Refunding Revenue Bonds, Ser. B, 5.00%, 3/1/28	Aaa	184,401
	MISSISSIPPI (0.5%)
300,000	Mississippi Hospital Equipment & Facilities Authority, Revenue Bonds, Forest County General Hospital, 5.25%, 1/1/28	A2	320,874
	MISSOURI (0.3%)
150,000	Metropolitan State Louis Sewer District, Waste Water System Improvement, Refunding Revenue Bonds, Ser. B, 5.00%, 5/1/31	Aa1	177,351
	NEBRASKA (1.2%)
285,000	Central Plains Energy Project, Revenue Bonds, Project No. 3, 5.00%, 9/1/21	A3	318,305
95,000	Public Power Generation Agency, Revenue Bonds, Ser. A, 5.00%, 1/1/38	A2	107,728
250,000	University of Nebraska, Lincoln Student, Revenue Bonds, 4.00%, 7/1/33	Aa1	262,958
			688,991
	NEVADA (0.5%)
250,000	City of Henderson, Nevada Refunding, General Obligation Limited, 4.00%, 6/1/31	Aa2	266,930
	NEW JERSEY (4.2%)
	New Jersey Institute of Technology, Revenue Bonds:
30,000	Prerefunded, Ser. A, 5.00%, 7/1/42	**	35,177
70,000	Unrefunded, Ser. A, 5.00%, 7/1/42	A1	77,764
1,000,000	New Jersey State Educational Facilities Authority Revenue, Revenue Bonds, Princeton University, Ser. B, 5.00%, 7/1/35	Aaa	1,130,290
	New Jersey State Health Care Facilities Financing Authority, Hospital Asset Transformation Program, Revenue Bonds:
55,000	Prerefunded, Ser. A, 5.25%, 10/1/18	**	57,930
190,000	Unrefunded, Ser. A, 5.25%, 10/1/18	Baa1	197,380
150,000	New Jersey State Health Care Facilities Financing Authority, Revenue Bonds, Ser. A, 4.00%, 7/1/26	A1	160,778
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	NEW JERSEY (4.2%) (continued)
	New Jersey State Transportation Trust Fund Authority, Revenue Bonds, Transportation System:
$245,000	Ser. A, AMBAC Insured, 4.75%, 12/15/37	Baa1	$247,974
250,000	Ser. B, 5.00%, 6/15/18	Baa1	257,035
	New Jersey State Turnpike Authority, Revenue Bonds:
165,000	Ser. A, 5.00%, 1/1/29	A2	187,950
100,000	Ser. F, 5.00%, 1/1/35	A2	111,634
			2,463,912
	NEW MEXICO (0.7%)
140,000	County of Santa Fe New Mexico Gross Receipts Tax Revenue, Revenue Bonds, Ser. A, 4.00%, 6/1/20	Aa3	150,835
200,000	State of New Mexico, Severance Tax Permanent Fund, Revenue Bonds, Ser. A, 5.00%, 7/1/24	Aa2	242,008
			392,843
	NEW YORK (10.2%)
150,000	County of Saratoga, New York Public Improvement Bonds, General Obligation Unlimited, Ser. A, 4.00%, 7/15/21	Aa2	154,692
400,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	Aa1	427,000
	Long Island Power Authority, Revenue Bonds:
110,000	Ser. B, 5.00%, 9/1/23	A3	127,652
175,000	Ser. B, 5.00%, 9/1/41	A3	200,302
	Metropolitan Transportation Authority, New York:
200,000	Revenue Bonds, Ser. A, AGM Insured, 5.00%, 11/15/36	A1	225,828
500,000	Revenue Bonds, Subser. C-1, 5.00%, 11/15/34	A1	579,980
	New York State Dormitory Authority, Revenue Bonds:
100,000	Barnard College, Ser. A, 5.00%, 7/1/30	A1	116,651
100,000	Cornell University, Ser. A, 5.00%, 7/1/40	Aa1	110,348
50,000	Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/25	Aa3	57,558
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	Aa1	532,355
150,000	State Personal Income Tax Revenues General Purpose, Ser. A, 4.50%, 3/15/35	Aa1	159,954
250,000	State Personal Income Tax Revenues General Purpose, Ser. A, 5.00%, 2/15/23	Aa1	295,805
150,000	State Personal Income Tax Revenues, Ser. B, Group C, 5.00%, 2/15/38	Aa1	174,188
500,000	New York State Environmental Facilities Corp., Revolving Funds Revenue Bonds, Ser. B, 5.00%, 6/15/28	Aaa	519,065
	New York State Urban Development Corp., State Personal Income Tax Revenue:
250,000	Revenue Bonds, Ser. A, 5.00%, 3/15/28	Aa1	302,630
135,000	Revenue Bonds, Ser. A, 5.00%, 3/15/29	Aa1	159,336
	New York State, General Obligation Unlimited:
150,000	Fiscal 2015, Ser. A, 5.00%, 8/1/26	Aa2	179,547
335,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	338,544
15,000	Prerefunded Fiscal 2008, Subser. C-1, AGM Insured, 5.00%, 10/1/24	Aa2	15,155
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Seventy - First Series, 4.00%, 7/15/38	Aa3	103,956
100,000	Port Authority of New York & New Jersey, Consolidated Bonds, Revenue Bonds, One Hundred Sixty - Sixth Series, General Obligation of Authority Insured, 5.00%, 7/15/33	Aa3	111,429
325,000	Port Authority of New York & New Jersey, Revenue Bonds, 194th Series, 5.00%, 10/15/41	Aa3	375,225
	Triborough Bridge & Tunnel Authority, Revenue Bonds:
250,000	FSA-CR AGM-CR MBIA Insured, 5.50%, 11/15/19	A1	276,275
250,000	Ser. B, 5.00%, 11/15/36	Aa3	294,792
85,000	Utility Debt Securitization Authority, Restructuring Refunding Revenue Bonds, Ser. A, 5.00%, 12/15/35	Aaa	101,508
			5,939,775
	NEW YORK CITY (6.4%)
250,000	City of New York, General Obligation Unlimited, Fiscal 2012, Ser. A-1, 5.00%, 8/1/32	Aa2	282,297
250,000	Housing Development Corp., Revenue Bonds, Ser. D-1-B, 4.20%, 5/1/37	Aa2	260,655
See Notes to Financial Statements.

June 30, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	NEW YORK CITY (6.4%) (continued)
	Municipal Water Finance Authority, Water and Sewer System Revenue, Revenue Bonds:
$250,000	Ser. DD, 4.50%, 6/15/38	Aa1	$257,082
100,000	Ser. DD, 5.00%, 6/15/34	Aa1	115,676
65,000	Ser. EE, 5.00%, 6/15/45	Aa1	74,381
60,000	Ser. FF, 5.00%, 6/15/45	Aa1	67,430
	Municipal Water Finance Authority, Water and Sewer System Revenue, Second General Resolution Revenue Bonds:
200,000	Ser. GG-1, 5.00%, 6/15/39	Aa1	214,610
150,000	Ser. GG-1, 5.25%, 6/15/32	Aa1	161,834
	New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds:
300,000	Fiscal 2011, Ser. D, 5.00%, 2/1/35	Aa1	332,775
150,000	Subordinated Future Tax Secured, Ser. A, 5.00%, 5/1/30	Aa1	160,793
120,000	Subordinated Future Tax Secured, Subser. A-1, 5.00%, 8/1/26	Aa1	145,135
150,000	Subordinated Future Tax Secured, Subser. B-1, 5.00%, 8/1/32	Aa1	177,896
200,000	Subser. A-1, 5.00%, 8/1/31	Aa1	234,834
200,000	Subser. B-1, 5.00%, 8/1/39	Aa1	230,458
250,000	Subser. E-1, 5.00%, 2/1/32	Aa1	294,217
245,000	Subser. E-1, 5.00%, 2/1/40	Aa1	283,448
160,000	Subser. F-1, 5.00%, 5/1/23	Aa1	190,114
250,000	Trust for Cultural Resources Revenue, Refunding Bonds, Museum of Modern Art, Ser. 1A, 5.00%, 4/1/28	Aa2	262,752
			3,746,387
	NORTH CAROLINA (3.4%)
305,000	Nash Health Care Systems Health Care Facilities Revenue, Revenue Bonds, 4.50%, 11/1/37	BBB+*	315,019
385,000	North Carolina Medical Care Commission, Refunding Revenue Bonds, Wakemed, Ser. A, 4.13%, 10/1/38	A2	399,153
300,000	North Carolina Medical Care Commission, Revenue Bonds, Duke University Health System, Ser. A, 5.00%, 6/1/42	Aa2	334,362
85,000	North Carolina Medical Care Commission, Revenue Bonds, Wake Forest Baptist Obligated Group, Ser. B, 5.00%, 12/1/24	A2	98,697
	Raleigh Durham Airport Authority, Revenue Bonds:
195,000	Ser. A, 5.00%, 5/1/36	Aa3	212,419
250,000	Ser. B-1, 5.00%, 11/1/28	Aa3	275,328
315,000	State of North Carolina Capital Improvement Obligation, Revenue Bonds, Ser. C, 3.50%, 5/1/27	Aa1	327,543
			1,962,521
	NORTH DAKOTA (0.9%)
290,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Ser. E, 5.00%, 5/1/25	Aa1	349,856
135,000	North Dakota Public Finance Authority, State Revolving Fund Program, Revenue Bonds, Ser. A, 5.00%, 10/1/26	Aaa	154,964
			504,820
	OHIO (2.2%)
200,000	City of Akron, Ohio Community Learning Centers, Refunding Revenue Bonds, Ser. A, 5.00%, 12/1/28	AA+*	232,860
250,000	City of Cleveland, Ohio Water Pollution Control, Green Bonds, Revenue Bonds, 5.00%, 11/15/45	Aa3	283,017
	City of Columbus, Ohio Library Fund Facilities Notes, Revenue Bonds:
70,000	Prerefunded, Ser. 1, 5.00%, 12/1/23	NAp	78,935
80,000	Unrefunded, Ser. 1, 5.00%, 12/1/23	NAp	89,487
325,000	Cleveland Department of Public Utilities Division of Water Revenue, Revenue Bonds, Senior Lien Ser. X, 3.63%, 1/1/37	Aa1	327,961
250,000	Country of Franklin, Ohio Hospital Facilities Revenue, Revenue Bonds, 5.00%, 5/15/45	Aa2	279,620
			1,291,880
	OKLAHOMA (0.5%)
250,000	Oklahoma Capital Improvement Authority, Revenue Bonds, 5.00%, 10/1/23	AA-*	285,192
	OREGON (0.3%)
150,000	Oregon State Department of Administrative Services Lottery Revenue, Revenue Bonds, Ser. D, 5.00%, 4/1/28	Aa2	180,522
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	PENNSYLVANIA (3.7%)
$200,000	Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bonds, 5.00%, 12/1/31	AA-*	$222,922
500,000	Delaware River Pennsylvania, Joint Toll Bridge Commission, Revenue Bonds, 5.00%, 7/1/36	A1	583,510
500,000	Pennsylvania Higher Educational Facilities Authority, State System of Higher Education, Revenue Bonds, Ser. AS, 5.00%, 6/15/28	Aa3	592,390
100,000	Pennsylvania Infrastructure Investment Authority, Revenue Bonds, Ser. A, 4.00%, 5/15/32	AAA*	107,546
300,000	Pittsburgh Public Schools, General Obligation Limited, Ser. B, State Aid Withholding Insured, 4.00%, 9/1/22	Aa2	325,803
100,000	University of Pittsburgh-of the Commonwealth System of Higher Education, Capital Project Revenue Bonds, Ser. B, 5.00%, 9/15/19	Aa1	106,697
225,000	York County Pennsylvania, General Obligation Unlimited, 4.75%, 3/1/36	AA*	244,892
			2,183,760
	SOUTH CAROLINA (2.6%)
500,000	Charleston County South Carolina, Capital Improvement Transportation Sales Tax, General Obligation Unlimited, State Aid Withholding Insured, 4.00%, 11/1/29	Aaa	539,880
350,000	Charleston South Carolina Waterworks & Sewer Revenue, Refunding and Capital Improvement Revenue Bonds, 5.00%, 1/1/35	Aaa	396,134
195,000	South Carolina Jobs-Economic Development Authority, Refunding and Improvement Revenue Bonds, Palmetto Health, 5.75%, 8/1/39	Baa1	205,477
325,000	South Carolina Public Service Authority, Revenue Bonds, Ser. A, 5.00%, 12/1/38	A1	360,227
			1,501,718
	TENNESSEE (0.8%)
100,000	City Of Memphis, Tennessee Gas System Revenue Bonds, 5.00%, 12/1/26	Aa1	124,262
250,000	Shelby County Health Educational & Housing Facilities Board, Revenue Bonds, Methodist Le Bonheur Healthcare, 5.00%, 5/1/42	A1	271,170
80,000	Tennessee Housing Development Agency, Revenue Bonds, Ser. 1C, 3.05%, 1/1/24	Aa1	84,348
			479,780
	TEXAS (8.4%)
	City of Arlington, Texas Special Tax Revenue, Refunding Bonds:
125,000	Prerefunded, 5.00%, 8/15/28	**	132,923
60,000	Prerefunded, 5.00%, 8/15/28	**	63,813
140,000	Unrefunded, 5.00%, 8/15/28	A1	147,134
65,000	City of Austin Texas, Water & Wastewater System Revenue, Revenue Bonds, 5.00%, 11/15/32	Aa2	73,980
160,000	City of Corpus Christi, Texas General Improvement Bonds, 5.00%, 3/1/24	Aa2	191,653
100,000	City of Dallas, Unrefunded General Obligation Limited, Refunding Bonds, 5.00%, 2/15/23	A1	114,551
160,000	City of El Paso Texas, Water & Sewer Revenue, Improvement Refunding Revenue Bonds, Ser. A, 5.00%, 3/1/23	AA+*	184,864
65,000	City of Houston Texas, Combined Utility System Revenue, Revenue Bonds, Ser. D, 5.00%, 11/15/42	AA*	73,718
	City of Houston, Texas Public Improvement, General Obligation Limited:
135,000	5.00%, 3/1/25	**	143,732
15,000	5.00%, 3/1/25	Aa3	15,956
125,000	City of Leander, Texas Certificates of Obligation, Parking Facility Improvements, General Obligation Limited, 5.00%, 8/15/32	Aa2	143,693
70,000	City of Lubbock, Texas Certificates of Obligation, Waterworks System, General Obligation Limited, 5.00%, 2/15/23	Aa2	82,573
200,000	City of San Antonio Texas, Water System Revenue, Junior Lien, Refunding Revenue Bonds, Ser. B, 5.00%, 5/15/32	Aa2	233,202
275,000	Dallas Area Rapid Transit, Revenue Bonds, Ser. A, 5.00%, 12/1/36	Aa2	318,530
250,000	Fort Worth Independent School District, School Building, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 2/15/20	Aa1	274,782
200,000	Harris County, Texas Unlimited Tax Road, General Obligation Unlimited, Ser. A, 5.00%, 10/1/28	Aaa	241,668
	Leander Independent School District, Prefunded Bonds, General Obligation Unlimited:
555,000	PSF-GTD Insured,0.00%, 8/15/41(1)	**	134,138
195,000	PSF-GTD Insured,0.00%, 8/15/41(1)	AAA*	47,135
See Notes to Financial Statements.

June 30, 2017

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (97.5%) (continued)
	TEXAS (8.4%) (continued)
	Lower Colorado River Authority, Revenue Bonds:
$250,000	Ser. A, 5.00%, 5/15/31	A1	$281,905
250,000	Ser. B, 5.00%, 5/15/23	A2	294,302
135,000	North Fort Bend Water Authority, Revenue Bonds, AGM Insured, Ser. A, 3.00%, 12/15/19	A2	140,613
200,000	Olmos Park Higher Education Facilities Corp., Refunding Revenue Bonds, University of the Incarnate Word, 5.00%, 12/1/23	A3	229,430
100,000	State of Texas, Transportation Commission, Highway Improvement, 5.00%, 4/1/25	Aaa	120,827
150,000	State of Texas, Water Financial Assistance, General Obligation Unlimited, Ser. A, 3.00%, 8/1/35	Aaa	144,939
275,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Ser. A, 5.00%, 11/15/38	Aa3	305,352
300,000	Texas City Independent School District, General Obligation Unlimited, PSF-GTD Insured, 5.00%, 8/15/24	Aaa	364,293
200,000	Texas Water Development Board, Revenue Bonds, Ser. A, 5.00%, 10/15/27	AAA*	243,020
125,000	University of Texas Financing System, Revenue Bonds, Ser. D, 4.25%, 8/15/19	Aaa	133,110
			4,875,836
	VERMONT (0.9%)
200,000	Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College, 5.00%, 10/1/42	Baa1	217,472
250,000	Vermont Municipal Bond Bank, Revenue Bonds, Ser. 1, 5.00%, 12/1/29	Aa1	281,835
			499,307
	VIRGINIA (0.2%)
100,000	Virginia State Resources Authority, Revenue Bonds, Virginia Pooled Financing Program, Ser. C, 5.00%, 11/1/18	Aaa	105,326
	WASHINGTON (3.2%)
250,000	City of Seattle Washington, Limited Tax Improvement Bonds, General Obligation Limited, 4.25%, 3/1/28	Aaa	268,410
165,000	County of King Washington Refunding, General Obligation Limited, Ser. E, 5.00%, 12/1/30	Aaa	198,117
100,000	County of Pierce Washington, Sewer Revenue, Revenue Bonds, 4.00%, 8/1/37	Aa3	104,346
250,000	Port of Seattle Washington, Revenue Refunding Bonds, Ser. A, 5.00%, 8/1/33	A1	282,648
200,000	Seattle Museum Development Authority, Special Obligation Refunding Bonds, Municipal Government Guaranteed, 5.00%, 4/1/26	Aaa	237,514
350,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Ser. A, 4.25%, 10/1/37	Aa3	366,590
100,000	Washington State, Motor Vehicle Fuel Tax, General Obligation Unlimited, Ser. B, 5.00%, 7/1/24	Aa1	121,224
250,000	Washington State, Water Utility Improvements, General Obligation Unlimited, Ser. A, 5.00%, 8/1/37	Aa1	292,535
			1,871,384
	WEST VIRGINIA (0.3%)
175,000	West Virginia School Building Authority, Revenue Bonds, 5.00%, 7/1/17	A1	175,021
	WISCONSIN (1.5%)
150,000	City of Madison Wisconsin Water Utility Revenue, Revenue Bonds, 4.00%, 1/1/32	Aa2	157,090
165,000	Wisconsin Department of Transportation, Revenue Bonds, Ser. 2, 5.00%, 7/1/24	Aa2	193,212
200,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Froedtert Health, Ser. A, 5.00%, 4/1/23	AA-*	231,232
250,000	Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Ser. B, 5.00%, 2/15/24	A-*	280,795
			862,329
	WYOMING (0.4%)
220,000	Laramie County Wyoming, Revenue Bonds, Cheyenne Regional Medical Center Project, 5.00%, 5/1/42	A*	238,733
	TOTAL LONG-TERM MUNICIPAL SECURITIES (97.5%) (Cost $55,527,091)		$56,719,064
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (2.5%)		1,459,754
	NET ASSETS (100.0%)		$58,178,818
See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

*
Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s.

**
Security no longer rated by Moody’s and Standard & Poor’s.

(1)
Zero coupon bond.

(2)
In November 2010, AMBAC Financial Group, Inc. (AMBAC) filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

AGM
Assured Guaranty Municipal.

AMBAC
American Municipal Bond Assurance Corporation.

FSA
Financial Security Assurance.

MBIA
Municipal Bond Investors Assurance Corporation.

NATL-RE
National Public Finance Guarantee Corporation.

PSF-GTD
Permanent School Fund Guaranteed.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2017 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities*	$—	$56,719,064	$—	$56,719,064
Total Investments in Securities	$—	$56,719,064	$—	$56,719,064
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2017 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Assets:
Investments in securities, at value*	$64,345,708	$56,719,064
Cash	—	858,831
Interest and dividends receivable	449,510	695,063
Receivable for securities sold	137,903	—
Prepaid expenses	6,207	9,034
Receivable for securities lending income	678	—
Receivable for capital shares sold	569	—
Receivable from broker – variation margin on open futures contracts	4	—
Total Assets	64,940,579	58,281,992
Liabilities:
Payable upon return of securities on loan (Note 1G)	823,565	—
Payable for securities purchased	156,797	—
Payable for capital shares redeemed	17,606	7,282
Dividends payable to shareholders	10,328	23,573
Accrued expenses:
Advisory fee	10,758	24,064
Service and distribution plan fees	13,252	—
Transfer Agent Fees	16,424	7,158
Custody and Accounting Fees	12,862	10,184
Printing and postage Fees	11,763	6,079
Directors’ fees and expenses	3,166	3,077
Auditing and Legal Fees	3,161	19,628
Other	4,400	2,129
Total Liabilities	1,084,082	103,174
Net Assets	$63,856,497	$58,178,818
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited shares and 65,000,000 shares, respectively)	$42,682	$58,844
Additional paid-in capital	63,677,979	57,916,395
Undistributed/(distributions in excess of) net investment income	28,238	(20,939)
Accumulated net realized loss on investments and futures	(688,557)	(967,455)
Net unrealized appreciation (depreciation) of:
Investments	796,155	1,191,973
Net Assets	$63,856,497	$58,178,818
Net Asset Value Per Share
Net Assets	$63,856,497	$58,178,818
Shares Outstanding	4,268,163	5,884,410
Net Asset Value, Offering and Redemption Price per Outstanding Share	$14.96	$9.89
* Includes securities on loan of	$805,881	$—
Cost of investments	$63,549,553	$55,527,091
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2017 (unaudited)

	Value Line Core Bond Fund	The Value Line Tax Exempt Fund, Inc.
Investment Income:
Dividends	$2,854	$—
Interest	956,800	1,066,380
Securities lending income	3,686	—
Total Income	963,340	1,066,380
Expenses:
Advisory fees	161,876	149,606
Service and distribution plan fees	80,938	74,803
Transfer agent fees	47,011	23,757
Custody and accounting fees	35,923	29,947
Auditing and legal fees	31,178	19,715
Registration and filing fees	18,501	16,509
Printing and postage	11,853	6,475
Directors’ fees and expenses	5,339	5,074
Professional fees	2,298	2,149
Insurance	2,136	2,016
Other	3,428	1,737
Total Expenses Before Fees Waived (See Note 5)	400,481	331,788
Less: Advisory Fees Waived and Expenses Reimbursed	(79,967)	—
Less: Service and Distribution Plan Fees Waived	—	(74,803)
Net Expenses	320,514	256,985
Net Investment Income	642,826	809,395
Net Realized and Unrealized Gain/(Loss) on Investments and Futures:
Net Realized Gain/(Loss) From:
Investments	(70,090)	109,556
Futures contracts	11,866	—
	(58,224)	109,556
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	908,884	755,047
Futures contracts	(11,907)	—
	896,977	755,047
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Futures	838,753	864,603
Net Increase in Net Assets from Operations	$1,481,579	$1,673,998
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2017 (unaudited)
and for the Year Ended December 31, 2016

	Value Line Core Bond Fund
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$642,826	$1,238,845
Net realized gain/(loss) on investments and futures	(58,224)	212,665
Change in net unrealized appreciation/(depreciation) on investments and futures	896,977	153,814
Net increase in net assets from operations	1,481,579	1,605,324
Distributions to Shareholders from:
Net investment income	(626,338)	(1,228,482)
Total distributions	(626,338)	(1,228,482)
Share Transactions:
Proceeds from sale of shares	842,491	3,020,608
Proceeds from reinvestment of dividends to shareholders	558,169	1,091,648
Cost of shares redeemed	(4,828,112)	(10,134,472)
Net decrease in net assets from capital share transactions	(3,427,452)	(6,022,216)
Total decrease in net assets	(2,572,211)	(5,645,374)
Net Assets:
Beginning of period	66,428,708	72,074,082
End of period	$63,856,497	$66,428,708
Undistributed net investment income included in net assets, at end of period	$28,238	$11,750
Capital Share Transactions:
Shares sold	56,613	199,855
Shares issued to shareholders in reinvestment of dividends	37,507	72,455
Shares redeemed	(324,377)	(673,777)
Net decrease	(230,257)	(401,467)
See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Six Months Ended June 30, 2017 (unaudited)
and for the Year Ended December 31, 2016

	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Operations:
Net investment income	$809,395	$1,860,300
Net realized gain on investments	109,556	518,792
Change in net unrealized appreciation/(depreciation) on investments	755,047	(2,506,246)
Net increase/(decrease) in net assets from operations	1,673,998	(127,154)
Distributions to Shareholders from:
Net investment income	(809,395)	(1,859,910)
Total distributions	(809,395)	(1,859,910)
Share Transactions:
Proceeds from sale of shares	647,768	536,053
Proceeds from reinvestment of dividends to shareholders	654,637	1,514,607
Cost of shares redeemed	(6,784,869)	(6,305,857)
Net increase/(decrease) in net assets from capital share transactions	(5,482,464)	4,255,197
Total decrease in net assets	(4,617,861)	(6,242,261)
Net Assets:
Beginning of period	62,796,679	69,038,940
End of period	$58,178,818	$62,796,679
Distributions in excess of net investment income included in net assets, at end of period	$(20,939)	$(20,939)
Capital Share Transactions:
Shares sold	65,977	52,851
Shares issued to shareholders in reinvestment of dividends	66,581	150,231
Shares redeemed	(691,665)	(625,523)
Net decrease	(559,107)	(422,441)
See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Core Bond Fund
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,			Period ended December 31,	Year Ended January 31,
		2016	2015	2014(1)	2013(2)	2013	2012
Net asset value, beginning of period	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76	$14.85
Income/(loss) from investment operations:
Net investment income	0.15	0.26	0.26	0.27	0.18	0.78	0.87
Net gains/(losses) on securities (both realized and unrealized)	0.18	0.06	(0.23)	0.38	(0.66)	0.45	(0.09)
Total from investment operations	0.33	0.32	0.03	0.65	(0.48)	1.23	0.78
Redemption fees	—	—	—	—	—	0.00(3)	0.00(3)
Less distributions:
Dividends from net investment income	(0.14)	(0.26)	(0.26)	(0.26)	(0.15)	(0.78)	(0.87)
Distributions from net realized gains	—	—	—	—	—	(0.00)(3)	—
Distributions from return of capital	—	—	—	—	(0.03)	—	—
Total distributions	(0.14)	(0.26)	(0.26)	(0.26)	(0.18)	(0.78)	(0.87)
Net asset value, end of period	$14.96	$14.77	$14.71	$14.94	$14.55	$15.21	$14.76
Total return	2.27%(4)	2.16%	0.22%	4.49%	(3.13)%(4)	8.49%	5.48%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$63,856	$66,429	$72,074	$79,297	$85,045	$30,550	$32,203
Ratio of gross expenses to average net assets*	1.24%(5)	1.20%	1.17%	1.26%	1.30%(5)	1.62%	1.55%
Ratio of net expenses to average net assets**	0.99%(5)	0.99%	0.89%	1.01%	1.15%(5)	1.32%	1.25%
Ratio of net investment income to average net assets	1.99%(5)	1.74%	1.75%	1.96%	1.17%(5)	5.18%	5.95%
Portfolio turnover rate	17%(4)	32%	34%	111%	61%(4)	103%	50%
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
A 3 to 1 reverse stock split occurred on October 17, 2014. The 3 to 1 reverse stock split has been retroactively applied to the per share data listed above that occurred prior to October 17, 2014.

(2)
Period from February 1, 2013 to December 31, 2013.

(3)
Amount is less than $.01 per share.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	The Value Line Tax Exempt Fund, Inc.
	Six Months Ended June 30, 2017 (unaudited)	Years Ended December 31,		Period Ended December 31,	Year Ended February 28,		Year Ended February 29,
		2016	2015	2014(1)	2014	2013	2012
Net asset value, beginning of period	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14	$9.43
Income/(loss) from investment operations:
Net investment income	0.13	0.28	0.27	0.22	0.27	0.26	0.29
Net gains/(losses) on securities (both realized and unrealized)	0.14	(0.31)	(0.02)	0.21	(0.44)	0.17	0.71
Total from investment operations	0.27	(0.03)	0.25	0.43	(0.17)	0.43	1.00
Less distributions:
Dividends from net investment income	(0.13)	(0.28)	(0.27)	(0.22)	(0.27)	(0.26)	(0.29)
Net asset value, end of period	$9.89	$9.75	$10.06	$10.08	$9.87	$10.31	$10.14
Total return	2.80%(2)	(0.38)%	2.54%	4.38%(2)	(1.55)%	4.33%	10.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$58,179	$62,797	$69,039	$75,533	$78,045	$91,124	$95,405
Ratio of gross expenses to average net assets*	1.11%(3)	0.99%	1.11%	1.19%(3)	1.08%	1.24%	1.13%
Ratio of net expenses to average net assets**	0.86%(3)	0.74%	0.86%	0.94%(3)	0.83%	0.99%	0.88%
Ratio of net investment income to average net assets	2.71%(3)	2.75%	2.71%	2.61%(3)	2.79%	2.58%	2.95%
Portfolio turnover rate	4%(2)	18%	6%	4%(2)	11%	28%	24%
*
Ratio reflects expenses grossed up for the custody credit arrangement, waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

**
Ratio reflects expenses net of the custody credit arrangement, waiver/reimbursement of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(1)
Period from March 1, 2014 to December 31, 2014.

(2)
Not annualized.

(3)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	June 30, 2017

1.   Significant Accounting Policies
Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Core Bond Fund is to maximize current income. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The primary investment objective of The Value Line Tax Exempt Fund, Inc. is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal by investing primarily in investment-grade municipal securities. The Value Line Funds (the “Value Line Funds”) is a family of mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

Notes to Financial Statements (continued)

(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For the six months ended June 30, 2017, there were no transfers between Level 1, Level 2, and Level 3 assets for each Fund.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
For the six months ended June 30, 2017, there were no Level 3 investments in either Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Futures:   The Value Line Core Bond Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies.
At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.
Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.
As of June 30, 2017, the Value Line Core Bond Fund had no open futures contracts.
(D) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.

June 30, 2017

As of June 30, 2017, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(E) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
The dividends and distributions were as follows:
	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Value Line Core Bond Fund
Dividends per share from net investment income . .	$0.1436	$0.2611
The Value Line Tax Exempt Fund, Inc.
Dividends per share from net investment income . .	$0.1317	$0.2779
The Value Line Core Bond Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
The Value Line Core Bond Fund may invest in Treasury Inflation-Protection Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statements of Operations.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. declares and pays dividends monthly. Net realized capital gains if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Value Line Core Bond Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay

Notes to Financial Statements (continued)

in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Prime Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Prime Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund enters into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the fund based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2017, the Funds were not invested in joint repurchase agreements.
As of June 30, 2017, the Value Line Core Bond Fund loaned securities which were collateralized by cash which was reinvested into the State Street Navigator Securities Lending Prime Portfolio as disclosed on the Schedule of Investments. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Core Bond Fund	$805,881	$823,565	$822,880
*
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities as of June 30, 2017.
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$823,565	$—	$—	$—	$823,565
Total Borrowings	$823,565	$—	$—	$—	$823,565
Gross amount of recognized liabilities for securities lending transactions					$823,565
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the

June 30, 2017

timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Core Bond Fund	$8,824,396	$6,848,315	$3,506,856	$4,153,138
The Value Line Tax Exempt Fund, Inc.	2,585,777	7,090,382	—	—
4.   Income Taxes
At June 30, 2017, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Core Bond Fund	$63,549,553	$1,255,331	$(459,176)	$796,155
The Value Line Tax Exempt Fund, Inc.	55,527,091	1,635,096	(443,123)	1,191,973
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
For the Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. advisory fees were computed at an annual rate of 0.50% of the Fund’s average daily net assets during the period, prior to any fee waivers. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. The Adviser has no right to recoup previously contractually waived amounts prior to July 14, 2015. For the six months ended June 30, 2017, the below Advisory fees were paid or payable to the Adviser and waived by the Adviser:
Fund	Advisory Fee	Waived Amount
Value Line Core Bond Fund	$161,876	$79,967
The Value Line Tax Exempt Fund, Inc.	149,606	—

Notes to Financial Statements (continued)

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. The Distributor has no right to recoup previously contractually waived amounts. For the six months ended June 30, 2017, the below 12b-1 fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Distribution & Service Fees	Waived Amount
Value Line Core Bond Fund	$80,938	$—
The Value Line Tax Exempt Fund, Inc.	74,803	74,803
Effective July 15, 2015 the management fee waiver was discontinued and replaced by the Expense Limitation for the Value Line Core Bond Fund. The Adviser and the Distributor have agreed to waive a portion of their advisory and Rule 12b-1 fee and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2018 only with the agreement of the Fund’s Board. For the six months ended June 30, 2017 the Adviser waived fees in the amount of  $79,967. As of June 30, 2017, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Value Line Core Bond Fund
Expiration	Fees Waived and Reimbursed by the Adviser
December 31, 2018	$78,033
December 31, 2019	146,308
December 31, 2020	79,967
During the six months ended June 30, 2017, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.
6.   Derivative Instruments
The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:
Value Line Core Bond Fund
The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2017:
Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$11,866	$(11,907)

June 30, 2017

For the six months ended June 30, 2017, the average monthly balance of outstanding derivative financial instruments was as follows:
Value Line Core Bond Fund
Average Notional Amount
Futures contracts – Long	$108,884
Futures contracts – Short	$511,110
7.   New Accounting Pronouncement
In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Although Management is still evaluating the potential impacts of the Investment Company Reporting Modernization to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2017 through June 30, 2017).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expenses Paid During Period 1/1/17 thru 6/30/17*
Actual
Value Line Core Bond Fund	$1,000.00	$1,022.70	$4.97
The Value Line Tax Exempt Fund, Inc	1,000.00	1,028.00	4.32
Hypothetical (5% return before expenses)
Value Line Core Bond Fund	1,000.00	1,019.89	4.96
The Value Line Tax Exempt Fund, Inc	1,000.00	1,020.53	4.31
*
Expenses are equal to the Funds’ annualized expense ratio of 0.99% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT FOR
VALUE LINE CORE BOND FUND AND THE VALUE LINE TAX EXEMPT FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Core Bond Fund and The Value Line Tax Exempt Fund, Inc. (each, a “Fund” and together, the “Funds”), including a majority of each Board’s Trustees or Directors, as applicable, who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Value Line Core Bond Fund within its Intermediate-Term Bond category and The Value Line Tax Exempt Fund, Inc. within its Muni National Long category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for the Value Line Core Bond Fund consisting of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund and the Peer Group for The Value Line Tax Exempt Fund, Inc. consisting of 8 other retail funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for The Value Line Tax Exempt Fund, Inc. was selected from amongst funds lacking a Rule 12b-1 fee because the Distributor has for a number of years waived such fee for the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

Semi-Annual Report  (continued)

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index.
Value Line Core Bond Fund.   The Board reviewed the Fund’s overall investment performance for various periods of time and compared it to the performance of the Peer Group and Category since the change in the Fund’s investment approach from a high yield fund to a core bond fund on December 3, 2012, which the Board determined was the most relevant time period for these purposes. The Board noted that the Fund’s performance was below the Peer Group and Category median as well as the benchmark index for the one-year period ended March 31, 2017 and discussed with the Adviser the reasons for the underperformance. The Board also noted that the Fund outperformed the Peer Group median, but not the benchmark index or the Category median for the three-year period and five-year period ended March 31, 2017. The Board considered, but placed less weight, on comparisons to the Fund’s ten-year performance, noting that the Fund outperformed the Peer Group and Category medians but not the benchmark index for the ten-year period ended March 31, 2017. The Board considered the Fund’s performance-related metrics and risk-related related metrics noting that the average credit quality of the Fund’s investments was higher than that of funds in its Peer Group and Category, which may account for at least a portion of the Fund’s underperformance relative to the Peer Group and Category during periods in which high-yield bonds outperformed more conservative corporate and government issues (such as 2013 and 2016). However, the opposite is true too and that the Fund’s quality tilt helped the Fund’s relative performance during periods in which high yield bonds underperformed higher quality (such as 2014 and 2015).
The Value Line Tax Exempt Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2017. The Board noted that the Fund held a higher allocation of AAA-rated investments than most of the other funds in its Peer Group and Category. The Adviser stated that its conservative bias accounts for a portion of the comparatively lower returns of the Fund during periods in which risk was rewarded in the tax-exempt market (such as for the five years ended March 31, 2017). The Board discussed with the Adviser the attribution for such underperformance.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. The Board noted that the Adviser bears the cost of providing fund accounting and administrative services for the Funds as part of its fee under the Agreement. The Board was informed that the advisory fee rates for the funds in the Peer Group and Category do not include the adviser’s provision or bearing the costs of such services and, if they did, the Adviser’s fee rate would have compared more favorably. Therefore, the Board also compared the Adviser’s fee rate payable under each Fund’s Agreement to the management fee rates of funds in the Peer Group and Category, which include not only advisory fees but also fund accounting and administrative service costs. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate under its Agreement for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Core Bond Fund.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was higher than the median advisory fee rates of both the Peer Group and Category. However, when compared against the combined advisory, fund accounting and administrative service costs, the Fund’s advisory fee rate was less than that of the Peer Group median and slightly higher than that of the Category median.
The Value Line Tax Exempt Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was higher than the median advisory fee rates of both the Peer Group and Category. However, when compared against the combined advisory, fund accounting and administrative service costs, the Board further noted that before giving effect to fee waivers applicable to certain funds in the Peer Group and Category for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was equal to that of the Peer Group median, but greater than that of the Category median.

Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Core Bond Fund.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Adviser, the Distributor, and the Board agreed to extend the Fund’s existing expense limitation agreement pursuant to which the Adviser and the Distributor waive a proportionate amount of their advisory fees and Rule 12b-1 fees, respectively, and the Adviser further reimburses certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.99% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years after the end of the fiscal year in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s Board.
The Value Line Tax Exempt Fund, Inc.   The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2019. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, before giving effect to fee waivers applicable to the Fund and certain Funds in the Peer Group and Category, the Fund’s expense ratio was higher than that of the Peer Group and Category medians. The Board further noted that, for the most recent fiscal year for which audited financial data is available, after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category, the Fund’s expense ratio was equal to that of the Peer Group median, but higher than that of the Category median.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.   The Board considered that, given both the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
*
Only available by purchasing certain variable annuity and variable insurance contracts issued by Guardian Insurance and Annuity Company, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 7, 2017